                                                                FILE NO. 2-51173
                                                               FILE NO. 811-2480
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                   FORM N-1A
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                          PRE-EFFECTIVE AMENDMENT NO.
                                                                             [ ]


                        POST-EFFECTIVE AMENDMENT NO. 35                      [X]

                            ------------------------

                             REGISTRATION STATEMENT
                                     UNDER
                       THE INVESTMENT COMPANY ACT OF 1940

                                AMENDMENT NO. 34                             [X]
                            ------------------------

                              SECURITY FIRST TRUST
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                          11365 WEST OLYMPIC BOULEVARD
                         LOS ANGELES, CALIFORNIA 90064
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (310) 312-6100
                        (REGISTRANT'S TELEPHONE NUMBER)

                            ------------------------

          RICHARD C. PEARSON, ESQUIRE                              COPIES TO:
     SECURITY FIRST LIFE INSURANCE COMPANY                 ROBERT J. ROUTIER, ESQUIRE
         11365 WEST OLYMPIC BOULEVARD                        ROUTIER & JOHNSON, P.C.
         LOS ANGELES, CALIFORNIA 90064                         1700 K STREET, N.W.
    (NAME AND ADDRESS OF AGENT FOR SERVICE)                  WASHINGTON, D.C. 20006

                            ------------------------

It is proposed that this filing will become effective:


               immediately upon filing pursuant to paragraph (b)
-------------
               on [date] pursuant to paragraph (b) of Rule 485
-------------
               60 days after filing pursuant to paragraph (a)(1)
-------------
     X         on December 1, 1997 pursuant to paragraph (a)(1)
-------------
               75 days after filing pursuant to paragraph (a)(2)
-------------
               on [date] pursuant to paragraph (a)(2) of Rule 485
-------------
               This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
-------------



     THE REGISTRANT DECLARES THAT IT HAS REGISTERED AN INDEFINITE NUMBER OF ITS SHARES UNDER THE SECURITIES ACT OF 1933 PURSUANT TO RULE 24f-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. THE MOST RECENT RULE 24f-2 NOTICE WAS FILED ON SEPTEMBER 29, 1997.


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                              SECURITY FIRST TRUST

                             CROSS REFERENCE SHEET

                                                              HEADINGS IN PROSPECTUS
                                                                 OR STATEMENT OF
            ITEM NUMBER IN FORM N-1A                          ADDITIONAL INFORMATION
------------------------------------------------    ------------------------------------------
                                            PART A
1.    Cover Page................................    Cover (Prospectus)
2.    Synopsis..................................    *
3.    Condensed Financial Information...........    Condensed Financial Information
4.    General Description of Registrant.........    Cover; The Trust; The Series; Investment
                                                    Objectives and Policies; T. Rowe Price
                                                    Growth and Income Series**;
                                                    Bond Series**; Virtus Equity Series***;
                                                    Virtus U.S Government Income Series***
5.    Management of the Fund....................    Management of the Trust
5a.   Management's Discussion of Fund
      Performance...............................    Series Performance
6.    Capital Stock and other Securities........    Dividends, Distributions and Federal
                                                    Taxes; Trust Shares; Reports
7.    Purchase of Securities Being Offered......    How to Buy and Redeem Shares
8.    Redemption or Repurchase..................    How to Buy and Redeem Shares
9.    Pending Legal Proceedings.................    *
                                            PART B
10.   Cover Page................................    Cover (Statement of Additional
                                                    Information)
11.   Table of Contents.........................    Table of Contents
12.   General Information and History...........    The Trust
13.   Investment Objectives and Policies........    Investment Policies and Restrictions;
                                                    Portfolio Turnover
14.   Management of the Fund....................    Management of the Trust
15.   Control Persons and Principal Holders of
      Securities................................    Principal Holders of Securities
16.   Investment Advisory and Other.............    Investment Adviser and Other Services;
                                                    Custodian; Independent Auditors; Legal
                                                    Counsel
17.   Brokerage Allocation......................    Brokerage
18.   Capital Stock and Other Securities........    *
19.   Purchase, Redemption and Pricing of
      Securities Being Offered..................    Pricing and Redemption of Securities Being
                                                    Offered; Federal Registration of Shares
20.   Tax Status................................    Taxation
21.   Underwriters..............................    *
22.   Calculations of Yield Quotations of Money
      Market Funds..............................    *
23.   Financial Statements......................    *

                                     PART C

     Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement.
---------------
* Omitted from Prospectus or Statement of Additional Information because Item is not applicable.
** Prospectus or Statement of Additional Information Describing the T. Rowe Price Growth and Income Series, Bond Series and Virtus U.S. Government Income Series.
*** Prospectus or Statement of Additional Information Describing the Virtus
    Equity Series and Virtus U.S. Government Income Series.

SECURITY FIRST TRUST
PROSPECTUS
--------------------------------------------------------------------------------
T. ROWE PRICE GROWTH AND INCOME SERIES

BOND SERIES

VIRTUS U.S. GOVERNMENT INCOME SERIES

11365 West Olympic Boulevard
Los Angeles, California 90064
(310) 312-6100
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Security First Trust ("Trust") is a diversified open-end management investment company. The Trust's shares are offered continuously and sold to separate accounts of life insurance companies to fund variable contracts. Shares of the Trust are not sold directly to the general public. Shares of the Trust may be purchased and redeemed at net asset value without the imposition of a sales charge.


    This prospectus describes three separate series of shares, the T. Rowe Price Growth and Income Series (formerly the Growth and Income Series), the Bond Series and the Virtus U.S. Government Income Series (formerly the U.S. Government Income Series) (referred to separately and collectively as "the Series"). Each Series has its own investment objective(s) and policies. The Trust has an additional series which is not described herein. This additional series is not available for contracts offered in connection with this prospectus.


    The T. Rowe Price Growth and Income Series seeks capital growth and production of income through flexible and aggressive portfolio management. Conservation of principal is a secondary objective.


    The Bond Series seeks maximization of investment income over the long term consistent with conservation of principal through investment primarily in marketable debt securities. The Bond Series may invest up to 20% of the value of the Series' total net assets in lower-rated/unrated bonds. Bonds of this type are typically subject to greater market fluctuations and risks of loss of income and principal due to default by the issuer than are investments in lower-yielding, higher-rated bonds.


    The Virtus U.S. Government Income Series seeks to provide current income. The Series pursues this objective by investing in a professionally managed, diversified portfolio limited primarily to U.S. government securities.

    A Statement of Additional Information about the Trust which is incorporated by reference into this Prospectus has been filed with the Securities and Exchange Commission. It is available, at no charge, by writing to the Trust at 11365 West Olympic Boulevard, Los Angeles, California 90064, Attention: Customer Service, or you can call (310) 312-6100 or (800) 283-4536. The date of the Statement of Additional Information is the same as the date of this Prospectus.
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THIS PROSPECTUS SETS FORTH CONCISELY THE INFORMATION A PROSPECTIVE INVESTOR OUGHT TO KNOW BEFORE INVESTING. IT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------


Prospectus dated December 1, 1997                                        (12/97)

                               TABLE OF CONTENTS


                                                                                       PAGE
Condensed Financial Information........................................................     3

Series Performance.....................................................................     5

The Trust..............................................................................     5

The Series.............................................................................     6

Investment Objectives and Policies.....................................................     6

T. Rowe Price Growth and Income Series.................................................     6

Bond Series............................................................................     6

Virtus U.S. Government Income Series...................................................     7

Management of the Trust................................................................     9

How to Buy and Redeem Shares...........................................................    11

Dividends, Distributions and Federal Taxes.............................................    12

Trust Shares...........................................................................    13

Effect of Banking Laws.................................................................    13

Portfolio Turnover.....................................................................    14

Reports................................................................................    14

Legal Proceedings......................................................................    14

Table of Contents of Statement of Additional Information...............................    15


No person has been authorized to give any information or to make any representations other than those contained in this Prospectus in connection with the offer described herein and, if given or made, such information or representations must not be relied upon as having been authorized. This Prospectus does not constitute an offer in any jurisdiction to any person to whom such offer would be unlawful therein.

                              SECURITY FIRST TRUST
                     T. ROWE PRICE GROWTH AND INCOME SERIES

                        CONDENSED FINANCIAL INFORMATION

    The following schedule of financial highlights has been audited by Ernst & Young LLP, the Trust's independent auditors, whose report thereon appears in the Statement of Additional Information.

                              FINANCIAL HIGHLIGHTS


                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


                                                                   YEAR ENDED JULY 31,
                      --------------------------------------------------------------------------------------------------------------
                         1997           1996          1995          1994          1993          1992          1991         1990(1)
                      -----------   ------------   -----------   -----------   -----------   -----------   -----------   -----------
Net Asset Value,
 Beginning of
 Period..............  $                  $10.58         $9.26         $8.81         $8.32         $7.54         $7.30      $ 9.19
Income From            ---------          -----          -----         -----         -----         -----         -----       -----
 Investment
 Operations:
 Net Investment
   Income............  $                   $ .30         $ .29         $ .23         $ .22         $ .23         $ .39      $  .31
 Net Gains or
   (Losses) on
   Securities (both
   realized and
   unrealized).......                       1.56          1.35           .44           .49           .79           .29       (1.11)
                       ----------          -----         -----         -----         -----         -----         -----       -----
   Total From
    Investment
    Operations.......  $                   $1.86         $1.64         $ .67         $ .71         $1.02         $ .68       $(.80)
                       ---------           -----         -----         -----         -----         -----         -----       -----
Less Distributions:
 Dividends (from net
   investment
   income)...........  $                   $(.30)        $(.26)        $(.22)        $(.22)        $(.24)        $(.44)      $(.30)
 Distributions (from
   capital gains)....                       (.04)         (.06)                                                               (.79)
                       ----------          -----         -----         -----         -----         -----         -----        -----
   Total
    Distributions....  $                   $(.34)        $(.32)        $(.22)        $(.22)        $(.24)        $(.44)     $(1.09)
                       ==========         ======        ======         =====         =====         =====         =====      =====
Net Asset Value, End
 of Period...........  $                  $12.10        $10.58         $9.26         $8.81         $8.32         $7.54      $ 7.30
                       ==========         ======        ======         =====         =====         =====         =====      ======
Total Return.........            %         17.58%        17.71%         7.60%         8.53%        13.53%         9.32%      (8.71)%

Ratios/Supplemental
 Data:
Net Assets, End of
 Period.............. $             $112,552,893   $83,789,646   $65,660,970   $55,160,198   $42,814,515   $33,493,074  $42,108,056
Ratio of Expenses to
 Average Net Assets..            %           .64%          .74%          .78%          .75%          .86%          .97%         .77%
Ratio of Net
 Investment Income to
 Average Net
 Assets..............            %          2.73%         3.10%         2.62%         2.77%         3.10%         4.01%        4.22%
Portfolio Turnover
 Rate................            %             8%            8%           11%            5%           20%           36%          34%
Average Commission
 Rate Paid...........

                          1989          1988
                       -----------   -----------
                      <
Net Asset Value,
 Beginning of
 Period..............        $7.13        $ 8.98
                             -----        ------
Income From
 Investment
 Operations:
 Net Investment
   Income............        $ .25        $  .17
 Net Gains or
   (Losses) on
   Securities (both
   realized and
   unrealized).......         2.22          (.58)
                             -----         -----
   Total From
    Investment
    Operations.......        $2.47        $ (.41)
                             -----        ------
Less Distributions:
 Dividends (from net
   investment
   income)...........        $(.17)       $ (.40)
 Distributions (from
   capital gains)....         (.24)        (1.04)
                             -----         -----
   Total
    Distributions....        $(.41)       $(1.44)
                             =====        ======
Net Asset Value, End
 of Period...........        $9.19        $ 7.13
                             =====        ======
Total Return.........        34.64%        (4.57)%
Ratios/Supplemental
 Data:
Net Assets, End of
 Period..............  $38,783,743   $25,303,236
Ratio of Expenses to
 Average Net Assets..          .86%          .80%
Ratio of Net
 Investment Income to
 Average Net
 Assets..............         3.40%         2.74%
Portfolio Turnover
 Rate................           98%          140%
Average Commission
 Rate Paid...........


------------


(1) On October 16, 1990 a significant contractholder in the Capitol Life Separate Account A terminated its group annuity contract which resulted in the redemption of 2,020,051.159 shares ($12,180,908.49 of net asset value) in the T. Rowe Price Growth and Income Series.

                              SECURITY FIRST TRUST

                                  BOND SERIES


                        CONDENSED FINANCIAL INFORMATION

    The following schedule of financial highlights has been audited by Ernst & Young LLP, the Trust's independent auditors, whose report thereon appears in the Statement of Additional Information.

                              FINANCIAL HIGHLIGHTS


                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


                                                              YEAR ENDED JULY 31,
                     -----------------------------------------------------------------------------------------------------
                        1997         1996         1995         1994         1993         1992         1991       1990(1)
                     ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Net Asset Value,
 Beginning of
 Period............. $                 $3.92        $3.82        $4.08        $3.95        $3.68        $3.95        $4.10
                     ---------         -----        -----        -----        -----        -----        -----        -----
Income from
 Investment
 Operations:
 Net Investment
   Income........... $                 $ .24        $ .24        $ .21        $ .22        $ .24        $ .52        $ .29
 Net Gains or
   (Losses) on
   Securities (both
   realized and
   unrealized)......                    (.04)         .08         (.25)         .14          .28         (.24)        (.14)
                                        ----        -----        -----        -----        -----        -----        -----
   Total from
    Investment
    Operations...... $                 $ .20        $ .32        $(.04)       $ .36        $ .52        $ .28        $ .15
                     ---------         -----        -----        -----        -----        -----        -----        -----
Less Distributions:
 Dividends (from net
   investment
   income).......... $                 $(.24)       $(.22)       $(.22)       $(.23)       $(.25)       $(.55)       $(.30)
 Distributions (from
   capital gains)...
                      ----------       -----       ------        -----        -----        -----        -----        -----
   Total
    Distributions... $                 $ .24        $ .22        $(.22)       $(.23)       $(.25)       $(.55)       $(.30)
                     ----------        -----        -----        -----        -----        -----        -----        -----
Net Asset Value, End
 of Period.......... $                 $3.88        $3.92        $3.82        $4.08        $3.95        $3.68        $3.95
                     ==========        =====        =====        =====        =====        =====        =====        =====

Total Return........           %        5.10%        8.38%        (.98)%       9.11%       14.13%        7.09%        3.66%

Ratios/Supplemental
 Data:
Net Assets, End of
 Period............. $            $8,981,365   $7,977,781   $7,225,964   $7,229,959   $5,682,609   $4,793,766   $9,371,386

Ratio of Expenses to
 Average Net
 Assets.............           %         .90%        1.29%        1.30%        1.45%        1.50%        1.50%        1.50%
 Ratio of Net
   Investment Income
   to Average Net
   Assets...........           %        6.32%        6.27%        5.45%        6.02%        6.42%        6.89%        7.45%
Portfolio Turnover
 Rate...............           %          34%          56%          58%          36%          50%         310%         186%

                         1989         1988
                      ----------   ----------
                     <
Net Asset Value,
 Beginning of
 Period.............       $3.94        $3.99
                           -----        -----
Income from
 Investment
 Operations:
 Net Investment
   Income...........       $ .30        $ .29
 Net Gains or
   (Losses) on
   Securities (both
   realized and
   unrealized)......         .14         (.06)
                           -----        -----
   Total from
    Investment
    Operations......       $ .44        $ .23
                           -----        -----
Less Distributions:
 Dividends (from net
   investment
   income)..........       $(.28)       $(.28)
 Distributions (from
   capital gains)...                     (.14)
                           -----        -----
   Total
    Distributions...       $(.28)       $(.28)
                           -----        -----
Net Asset Value, End
 of Period..........       $4.10        $3.94
                           =====        =====

Total Return........       11.17%        9.27%
Ratios/Supplemental
 Data:
Net Assets, End of
 Period.............  $8,317,356   $7,249,964
Ratio of Expenses to
 Average Net
 Assets.............        1.50%        1.50%
 Ratio of Net
   Investment Income
   to Average Net
   Assets...........        7.65%        7.23%
Portfolio Turnover
 Rate...............         148%         130%


------------


(1) On October 16, 1990 a significant contractholder in the Capitol Life Separate Account A terminated its group annuity contract which resulted in the redemption of 1,334,514.417 shares ($5,217,951.37 of net asset value) in the Bond Series.

                              SECURITY FIRST TRUST
                      VIRTUS U.S. GOVERNMENT INCOME SERIES

                        CONDENSED FINANCIAL INFORMATION

    The following schedule of financial highlights has been audited by Ernst & Young LLP, the Trust's independent auditors, whose report thereon appears in the Statement of Additional Information.

                              FINANCIAL HIGHLIGHTS

                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


                                                                             YEAR ENDED JULY 31,
                                                       ---------------------------------------------------------------
                                                          1997         1996          1995         1994       1993(1)
                                                       ----------   -----------   ----------   ----------   ----------
Net Asset Value, Beginning of Period.................  $            $      5.13   $     4.91   $     5.07   $     5.00
                                                       ----------   -----------   ----------   ----------   ----------
Income From Investment Operations:
  Net Investment Income..............................  $            $       .18   $      .21   $      .11   $      .03
  Net Gains or (Losses) on Securities (both realized
    and unrealized)..................................                       .04          .15         (.19)         .04
                                                       ----------   -----------   ----------   ----------   ----------
    Total From Investment Operations.................  $            $       .22   $      .36   $     (.08)  $      .07
                                                       ----------   -----------   ----------   ----------   ----------
Less Distributions:
  Dividends (from Net Investment Income).............                      (.19)        (.14)        (.07)
  Distributions (from Capital Gains).................                      (.01)                     (.01)
                                                       ----------   -----------   ----------   ----------
    Total Distributions..............................                      (0.2)        (.14)        (.08)
                                                       ----------   -----------   ----------   ----------
Net Asset Value, End of Period.......................  $            $      5.15   $     5.13   $     4.91   $     5.07
                                                       ==========   ===========   ==========   ==========   ==========
Total Return(2)......................................           %         4.29%        7.33%        (1.58)%       7.10%

Ratios/Supplemental Data:
Net Assets, End of Period............................  $            $14,888,824   $5,996,149   $3,424,487   $  469,060
Ratio of Expenses to Average Net Assets(2)...........            %          .70%         .70%         .70%         .70%
Ratio of Net Investment Income to Average Net
  Assets(2)..........................................            %         5.38%        5.19%        3.62%        3.91%
Portfolio Turnover Rate..............................            %          148%          16%          17%           0%


---------------

(1) The Virtus U.S. Government Income Series commenced operations on May 19,
1993.

(2) Annualized.

                               SERIES PERFORMANCE

    Information concerning the performance of the series of the Trust is contained in the Annual and Semi-Annual Reports for the Trust, copies of which may be obtained free of charge by writing to the Trust at 11365 West Olympic Boulevard, Los Angeles, California 90064, Attention: Customer Service or by calling (310) 312-6100 or (800) 283-4536.
                                   THE TRUST

    The Trust was established under Massachusetts law pursuant to a Declaration of Trust dated February 13, 1987, as an unincorporated business trust, a form of organization that is commonly called a Massachusetts business trust.

    The Trust is registered with the Securities and Exchange Commission as a diversified open-end management investment company ("mutual fund") under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve the supervision of investments or investment policy.

    The Declaration of Trust permits the Trustees to issue an unlimited number of shares and to divide such shares into an unlimited number of series, all without shareholder approval. Shares of the Series, when issued, are without par value, fully paid, fully transferable and redeemable at the option of the shareholder. Pursuant to this authority, the Board of Trustees established the Virtus U.S. Government Income Series on January 11, 1993.

    The Trust's business activities are the responsibility of its Board of Trustees. Investment advisory services are provided to the three Series described herein by Security First Investment Management Corporation ("Security

Management"). (See "Investment Adviser," page 9.) T. Rowe Price Associates, Inc. ("Price Associates") is a sub-adviser to Security Management and provides investment management services to the T. Rowe Price Growth and Income Series. Neuberger & Berman, Ltd.("Neuberger & Berman") is the subadviser to Security Management with respect to the Bond Series. Virtus Capital Management, Inc. ("Virtus") is a sub-adviser to Security Management and provides investment management services to the Virtus U.S. Government Income Series. (See "Sub-Advisers", page 9).


                                   THE SERIES

    Each Series operates as a diversified, open-end management investment company and each is treated as a regulated investment company under the Internal Revenue Code of 1986 ("Code"). Each share of a Series represents an equal proportionate interest in the Trust with each other share of that Series. Every share of a Series has an equal proportionate interest in the net assets and net liabilities of that Series, equal rights to all distributions and is entitled to one vote for all permitted purposes. Each Series' assets are segregated and a shareholder's interest in the Trust is limited to the Series in which the shareholder invests. Each Series continually offers its shares for sale at net asset value without sales or redemption charges.

                       INVESTMENT OBJECTIVES AND POLICIES

    Each Series has its own investment objectives and policies designed to meet specific investment goals. There can be no assurance that a Series will achieve its objectives. The actual return to a contract owner will be affected by contract fees and separate account charges, as well as the charges imposed by the Trust. Prospective investors should consult their contract prospectus regarding these additional fees and charges. Each Series also has certain investment policies and restrictions which are described in the Statement of Additional Information incorporated herein. The investment policies and restrictions of each Series which are fundamental may not be changed without a majority vote of its shareholders. Other investment policies and restrictions may be changed without a vote of the shareholders.

                     T. ROWE PRICE GROWTH AND INCOME SERIES

INVESTMENT OBJECTIVES AND POLICIES

    The primary investment objectives of the T. Rowe Price Growth and Income Series are capital growth and production of income. Conservation of principal is a secondary objective. It is impossible for shareholders of this Series to be assured that these objectives can be realized because virtually all securities fluctuate in market price, corporate earnings, and dividends and the return on fixed income instruments may vary from year to year. Thus, there is no guarantee that a shareholder's capital or income will increase or that purchases of the T. Rowe Price Growth and Income Series' shares will involve a preservation of original capital or protection against loss of value.

    The T. Rowe Price Growth and Income Series will ordinarily invest substantially all of its assets in common stocks, but may also invest in other securities, including preferred stocks, securities of foreign issuers, and fixed income instruments. This Series' investment objectives are sufficiently flexible so as to permit substantial investments in other equity securities and fixed income instruments when business and market conditions indicate that to be an appropriate course of action.

    Accordingly, the percentage of the Series' assets invested in common stocks, other equity securities and fixed income instruments can be expected to vary from time to time in light of management's interpretation of business and market conditions, fiscal and monetary policies, and underlying asset values.

    Investments are not concentrated in any one industry or group of industries but are varied according to what is judged advantageous under varying economic conditions. While the portfolio is diversified by investments in a cross-section of business and industry, the T. Rowe Price Growth and Income Series is intended to follow a policy of flexibility. The T. Rowe Price Growth and Income Series will not invest in companies for the purpose of exercising control of management.


                                  BOND SERIES


INVESTMENT OBJECTIVES AND POLICIES


    The principal investment objective of the Bond Series is to achieve the highest investment income over the long term consistent with the preservation of capital. This Series seeks to achieve this investment objective through investment principally in marketable debt securities. A secondary objective is growth of principal and income with respect to those Series assets that are invested in common and preferred stocks.

    It is impossible for the shareholders of the Bond Series to be assured that these objectives will be realized because virtually all securities fluctuate in market price. In addition, corporate earnings, dividends and the return on fixed income instruments may vary from year to year. Thus, there is no guarantee that a shareholder's capital or income will increase or that purchases of this Series' shares involve a preservation of original capital or protection against loss of value.



    It is the policy of the Bond Series to purchase and hold securities which are believed to have potential for the generation of investment income. Growth of capital and income will be secondary considerations in the selection of portfolio securities. This Series is not intended to buy and sell for short-term trading profits, and as a result, portfolio changes will usually be accomplished gradually. Nevertheless, the Trustees are not restricted and may effect short-term transactions when events subsequent to portfolio purchases make the investments appear undesirable for long-term holding.



    Under normal circumstances, the Bond Series will invest not less than 65% of its total assets in fixed-income debt instruments, including debt securities issued in private placements. The Series may also invest in residential and commercial real estate mortgages secured by first liens and up to 10% of the value of its total assets in common and preferred stocks. U.S. dollar denominated foreign fixed income debt securities and Canadian government securities may also be purchased. Generally speaking, the Bond Series will invest in what is known as "Investment grade" securities. This Series may, however, invest up to 20% of its assets in securities rated Ba or B by Moody's Investors Service, Inc. or BB or B by Standard and Poor's. As of July 31, 1996, no amounts were invested in lower graded debt securities. (For a more complete description of the investment grades assigned to debt securities by the nationally recognized rating agencies, see Appendix A hereto.)


INVESTMENT RISKS OF HIGH-YIELD, HIGH RISK BONDS


    Investment in the lower graded debt securities (i.e., high yield, high risk bonds) involves certain risk factors not normally associated with investment grade bonds. To the extent that this Series invests in high-yield, high-risk bonds, such investment will be subject to such risks including: (a) Sensitivity to Interest Rate and Economic Changes--High-yield bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing; (b) Payment Expectations--High-yield bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, the Bond Series would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield bond's value will decrease in a rising interest rate market, as will the value of the Bond Series' assets; and
(c) Liquidity and Valuation--There may be little trading in the secondary market for particular bonds, which may affect adversely the Bond Series' ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield bonds, especially in a thin market.


                      VIRTUS U.S. GOVERNMENT INCOME SERIES

INVESTMENT OBJECTIVES AND POLICIES

    The investment objective of the Virtus U.S. Government Income Series is to provide current income. The investment objective cannot be changed without approval of shareholders. The Virtus U.S. Government Income Series pursues its investment objective by investing primarily in securities which are primary or direct obligations of the U.S. government, its agencies, or instrumentalities or which are guaranteed by the U.S. government, its agencies, or instrumentalities ("U.S. Government Securities"). The Series may also invest in certain collateralized mortgage obligations ("CMOs") and adjustable rate mortgage securities ("ARMS"), both of which represent or are supported by direct or indirect obligations of the U.S. Government or its instrumentalities. As a matter of investment policy which can be changed without shareholder approval, the Series will invest, under normal circumstances, at least 65% of the value of its total assets in U.S. Government Securities (including such CMOs and ARMS). Unless indicated otherwise, the investment policies of the Series may be changed by the Trustees without the approval of shareholders. Shareholders will be notified before any material change in these policies becomes effective.

ACCEPTABLE INVESTMENTS

The U.S. government securities in which the Series invests include:

    - direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes and bonds; and

    - obligations of U.S. government agencies or instrumentalities, such as Federal Home Loan Banks, Federal Home Administration, Federal Farm Credit Banks, Federal National Mortgage Association, Government National Mortgage Association and Federal Home Loan Mortgage Corporation.

    The obligations of U.S. government agencies or instrumentalities which the Series may buy are backed in a variety of ways by the U.S. government or its agencies or instrumentalities. Some of these obligations, such as Government National Mortgage Association mortgage-backed securities and obligations of the Farmers Home Administration, are backed by the full faith and credit of the U.S. Treasury. Obligations of the Farmers Home Administration are also backed by the issuer's right to borrow from the U.S. Treasury. Obligations of Federal Home Loan Banks and the Farmers Home Administration are backed by the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities. Obligations of Federal Home Loan Banks, Farmers Home Administration, Federal Farm Credit Banks, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation are backed by the credit of the agency or instrumentality issuing the obligations.

    CMOs. The Virtus U.S. Government Income Series may also invest in CMOs which are rated AAA or better by a nationally recognized rating agency and which are issued by private entities such as investment banking firms and companies related to the construction industry. The CMOs in which the Series may invest may be: (i) privately issued securities which are collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government; (ii) privately issued securities which are collateralized by pools of mortgages in which payment of principal and interest are guaranteed by the issuer and such guarantee is collateralized by U.S. government securities; and (iii) other privately issued securities in which the proceeds of the issuance are invested in mortgage-backed securities and payment of the principal and interest are supported by the credit of an agency or instrumentality of the U.S. government. The mortgage-related securities provide for a periodic payment consisting of both interest and principal.

    ARMS. ARMS are pass-through mortgage securities with adjustable rather than fixed interest rates. The ARMS in which the Virtus U.S. Government Income Series invests are issued by Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), and Federal Home Loan Mortgage Corporation ("FHLMC") and are actively traded. The underlying mortgages which collateralize ARMS issued by GNMA are fully guaranteed by the Federal Housing Administration ("FHA") or Veterans Administration ("VA"), while those collateralizing ARMS issued by FHLMC or FNMA are typically conventional residential mortgages conforming to strict underwriting size and maturity constraints.

    Unlike conventional bonds, ARMS pay back principal over the life of the ARMS rather than at maturity. Thus, a holder of the ARMS, such as the Series, would receive monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing payments on the underlying mortgages. At the time that a holder of the ARMS reinvests the payments and any unscheduled prepayments of principal that it receives, the holder may receive a rate of interest which is actually lower than the rate of interest paid on the existing ARMS. As a consequence, ARMS may be a less effective means of "locking in" long-term interest rates than other types of U.S. governmental securities.

    Repurchase Agreements. The U.S. government securities in which the Virtus U.S. Government Income Series invests may be purchased pursuant to repurchase agreements. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell U.S. government securities or other securities to the Series and agree at the time of sale to repurchase them at a mutually agreed upon time and price. To the extent that the original seller does not repurchase the securities from the Series, the Series could receive more or less than the repurchase price on any sale of such securities.

    When-Issued and Delayed Delivery Transactions. The Virtus U.S. Government Income Series may purchase U.S. government securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Series purchases securities with payment and delivery scheduled for a future time. The Series engages in when-issued and delayed delivery transactions only for the purpose of acquiring portfolio securities consistent with the Series' Investment objective and policies, not for investment leverage. In when-issued and delayed delivery transactions, the Series relies on the seller to complete the transaction. The seller's failure may cause the Series to miss a price or yield considered to be advantageous.

    Lending of Portfolio Securities. In order to generate additional income, the Virtus U.S. Government Income Series may lend portfolio securities up to one-third of the value of its total assets to broker/dealers, banks, or other institutional borrowers of securities. The Series will only enter into loan arrangements with broker/dealers, banks, or other institutions which the subadviser has determined are creditworthy under guidelines established by the Board of Trustees and will receive collateral in the form of cash or U.S. government securities equal to at least 100% of the value of the securities loaned.

    Mortgage backed securities evidence an undivided interest in mortgage pools. These securities are subject to more rapid repayment than their stated maturity would indicate because prepayments of principal on mortgages in the pool are passed through to the holder of the securities. During periods of declining interest rates, prepayments of mortgages in the pool can be expected to increase. The pass-through of these prepayments would have the effect of reducing the Series' position in these securities and requiring the Series to reinvest the prepayments at interest rates prevailing at the time of reinvestment. In addition, if such securities were purchased at a premium, the Series could experience a capital loss if prepayment is effected before the premium has been amortized.

                            MANAGEMENT OF THE TRUST

TRUSTEES

    Management of the business and affairs of the Trust and the exercise of its Trust powers are the responsibility of the Board of Trustees.

INVESTMENT ADVISER


    Security Management serves as the investment adviser and manager to the T. Rowe Price Growth and Income Series and Bond Series pursuant to a Master
Investment Management and Advisory Agreement dated           , 1997 and to the
Virtus U.S. Government Income Series pursuant to a Master Investment Management
and Advisory Agreement dated           , 1997 (the "Advisory Agreements"). The
Advisory Agreements have an initial term of two years and may be continued in effect from year to year thereafter. Security Management, a Delaware corporation, is a subsidiary of Security First Group, Inc. ("SFG"), also a Delaware corporation, whose business primarily involves insurance marketing and service. Security Management and SFG maintain their principal place of business at 11365 West Olympic Boulevard, Los Angeles, California 90064. The voting securities of SFG are wholly owned by a subsidiary of Metropolitan Life Insurance Company, a New York life insurance company. Security Management is affiliated with and investment adviser to Security First Life Insurance Company. Security Management is registered as an investment adviser under the Investment Advisers Act of 1940.


    Under the Advisory Agreements, Security Management is responsible to the Trust as its exclusive investment adviser and business manager to manage the investments of each of the three Series of the Trust described herein in accordance with the investment objectives and policies, programs and restrictions of each Series. Pursuant to the Advisory Agreements, Security Management shall obtain and evaluate information relating to the economy, industries, business, securities markets, and particular issues of securities. In addition, Security Management agrees to formulate and implement a continuing program for the management of each Series' assets, give investment advice and manage the investment and reinvestment of each Series' securities. Security Management's obligations include the making and execution of all investment decisions, the placement of orders for the purchase and sale of securities with or through such brokers, dealers or issuers as Security Management may select, the furnishing to the Trust any necessary office space, equipment and personnel, clerical and bookkeeping services and other necessary office expenses, and the providing of services of individuals who perform executive and administrative functions for the Trust.


    Under the Advisory Agreements, Security Management receives an advisory fee from each Series described herein at the following annual rates: T. Rowe Price Growth and Income Series .50%, Bond Series .50% and Virtus U.S. Government Income Series .90%. The advisory fee, which is accrued daily and payable monthly, is based on the average daily net assets of each Series.


SUB-ADVISERS


Under each Advisory Agreement, Security Management has authority to delegate to one or more sub-advisers certain of its investment advisory functions, subject to supervision by Security Management. Pursuant to this authority, and with the approval of shareholders, Security Management has executed a Sub-Advisory
Agreement with Price Associates, dated           , 1997 respecting the T. Rowe
Price Growth and Income Series, a Sub-Advisory Agreement with Neuberger &
Berman, Ltd., dated           , 1997 respecting the Bond Series, and a
Sub-Advisory Agreement with

Virtus dated           , 1997 respecting the Virtus U.S. Government Income
Series. Each agreement has an initial term of two years and may be extended from year to year thereafter.



    Price Associates is a Maryland corporation which was incorporated in 1947 as the successor to the investment counseling business founded by Mr. T. Rowe Price in 1937. Its principal offices are located at 100 East Pratt Street, Baltimore, Maryland 21202. Price Associates and certain of its subsidiaries serve as investment advisers to individual and institutional investors (including mutual
funds) with total net assets under supervision of approximately $      billion.
Price Associates is registered as an investment adviser under the Investment Advisers Act of 1940.



    Neuberger & Berman was founded in 1939 to manage assets for high net worth individuals. It is an investment adviser registered as such with the Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940. It is also registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934, and is a member of the New York Stock Exchange. Its offices are located at 605 Third Avenue, New York, New York 10158. Currently, it provides investment management services to a wide variety of clients, including individuals, investment companies, pension and profit-sharing plans, trusts and charitable organizations, and has approximately $46 billion in assets under its management for clients, including approximately $11 billion under management by its Fixed Income Group.



    Virtus is a Maryland corporation with its principal offices located at 707 East Main Street, Suite 1300, Richmond, Virginia 23219. Signet Banking Corp., is the sole stockholder of Virtus. As of September 30, 1997, Virtus had investment
authority over $  billion in assets, of which Virtus is managing $   million in
equities. Virtus advises nine mutual funds having over $   billion in assets. In
addition, Virtus manages one equity common trust fund with $  million in assets
and three fixed income common trust funds with $   million in assets. Shares of
the Virtus U.S. Government Income Series are not deposits of, or endorsed or guaranteed by, Signet Trust Company or its affiliates, and are not federally insured.



    The parent of Virtus, Signet Banking Corp., has entered into a merger agreement with First Union Corporation . As a result upon the close of this transaction, the Sub-Advisory Agreement between Virtus and Security Management will be deemed to have been assigned and thereby terminated. It is expected that approval by shareholders of the Virtus U.S. Government Income Series will be sought for a new Sub-Advisory Agreement with Virtus.



    Under the Sub-Advisory Agreements, Price Associates, Neuberger & Berman and Virtus provide investment management services to the Series which are the subject of the Agreements. Each has the discretion to purchase or sell securities on behalf of the Trust in accordance with the Series' investment objectives or restrictions and to communicate with brokers, dealers, custodians or other parties on behalf of the Series and to allocate brokerage or obtain research services. In performing these services, each subadvisor must obtain and evaluate information relating to the economy, industries, business, securities markets and securities as it may deem necessary and it must formulate and implement a continuing plan for performance of its services.



    The Sub-Advisory Agreements with Price Associates and Neuberger & Berman provide that Security Management shall pay a sub-advisory fee at an annual rate equal to 0.35% of the average daily net assets of the Series each subadvises, which fees are accrued daily and paid monthly. Under the Sub-Advisory Agreement with Virtus, Security Management is obligated to pay a sub-advisory fee at an annual rate equal to 0.75% of the average daily net assets of the Series it subadvises, which fees are accrued daily and paid monthly.


PORTFOLIO MANAGERS

    Brian C. Rogers has primary responsibility for portfolio management of the
T. Rowe Price Growth and Income Series. He has held this position since 1989. He is a Managing Director with Price Associates and has been in their employ for more than ten years. His other responsibilities include management of two publicly offered mutual funds of Price Associates and separate institutional investment accounts.


    The principals of Neuberger & Berman that will have significant management responsibilities for the Bond Series are Messrs. Theodore Giuliano and Martin McKerrow, who are co-directors of Neuberger & Berman Fixed Income Group. Messrs. Giuliano and McKerrow have been employed by Neuberger & Berman for 13 years.


    John S. Hall has been the portfolio manager for the Virtus U.S. Government Income Series since August 1995. Prior to his employment with Virtus, John was a portfolio manager with Hibernia National Bank of New Orleans located in New Orleans, Louisiana.

EXPENSES

    Under the Advisory Agreements, each Series will pay its fair share of the expenses related to the Trust's organization, its legal and independent accounting and auditing expense, costs related to reports, notices and proxy material, compensation and expense of disinterested trustees, share issuance expenses, expenses of custodians, transfer agents, registrars and other agents, brokers' commissions, all taxes and fees payable to governmental agencies, expenses of shareholders' and Trustees' meetings and interest expenses. These expenses are paid from the income received by each Series in the form of dividends or interest on investments. In the event that a Series' income is insufficient to pay its share of the Trust's expenses, they will be paid from that Series' capital. Security Management is responsible for paying all expenses and charges not assumed by the Trust.


    For the fiscal year ended July 31, 1997 the ratios of total expenses to
average net assets were:    % for the T. Rowe Price Growth and Income Series,
   % for the Bond Series and .70% for the Virtus U.S. Government Income Series. Under the Advisory Agreement, Security Management and Virtus are obligated, to the extent required by law, to defer their advisory fees paid with respect to a Series if the aggregate annual operating expenses of the Series, exclusive of its share of taxes, interest, brokerage fees and certain extraordinary expenses, exceed 2.5% of the first $30 million of average net assets, 2.0% of the net $70.0 million of average net assets and 1.5% of any remaining average net assets. While they are not obligated to do so, Security Management and Virtus have agreed to continue, until notice to the contrary, to defer their fees (and make contributions in respect of excess expenses) in order to maintain the expense ratio of the Virtus U.S. Government Income Series at a level of .70% or less.



    For the fiscal year ended July 31, 1997, Security Management earned
management fees of $        from the T. Rowe Price Growth and Income Series and
$      from the Bond Series.



    In regard to the Virtus U.S. Government Income Series, for the fiscal year
ended July 31, 1997, Security Management earned advisory fees of $      ($
after payment of subadvisory fees). Of this amount, Security Management waived
$      ($   after waiver of subadvisory fees). Virtus earned subadvisory fees of
$      and of this amount, it waived $      .


                          HOW TO BUY AND REDEEM SHARES

DETERMINING NET ASSET VALUE

    The net asset value per share of each Series is determined as of the close of regular trading on the New York Stock Exchange, or such other time as shall be determined by the Trustees, on each day in which there is a sufficient degree of trading in a Series' portfolio securities that the current net asset value per share of the Series might be materially affected by changes in the value of portfolio securities. The net asset value per share of the three Series described herein will fluctuate. Net asset value per share is computed by dividing the value of the securities held by a Series plus any cash or other assets (including interest and dividends accrued but not received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time. Expenses are accrued daily.

BUYING SHARES

    Trust shares are sold solely to life insurance company separate accounts to fund variable contracts, to life insurance company general accounts and to any other investors permitted under Section 817(h) of the Code and the regulations thereunder. Individuals wishing to invest in shares of any of the Series should refer to the prospectus of the separate account through which shares of the Trust are purchased.

    The Trust markets its own shares; it does not utilize the services of an underwriter. The shares of any of the Series may be purchased by the insurance company directly from the Trust at the net asset value per share. There are no minimum purchase amounts. The Trust reserves the right to accept or reject any order. An order to purchase shares of a Series is not binding on the Trust until payment has been received.

    Applications to purchase shares of the Series are available from the Trust. Requests for such applications should be addressed to Security First Trust, 11365 West Olympic Boulevard, Los Angeles, California 90064.

    Purchases of the shares of a Series are made at the net asset value per share determined following receipt of an order by the Trust, without the assessment of a sales charge. The Trust may not sell shares of any Series at less than net asset value.

    An insurance company separate account may enter into a participation agreement under which the separate account may periodically purchase shares of any of the Series on the terms specified in the agreement. Checks drawn on foreign banks will not be accepted unless provision has been made for payment through a U.S. bank in U.S. dollars. If full payment does not accompany the order, full payment must be received by the Trust no later than seven days following the date that the order is received. If payment is not received within the stipulated time period, the order is subject to cancellation.

    As a condition of this offering, if an order to purchase shares of any of the Series is cancelled due to nonpayment, the purchaser will be responsible for any loss incurred by the Series by reason of such cancellation, and if the purchaser remains a shareholder, the Trust will have authority as agent of the shareholder to reimburse the Series for the loss incurred. Investors whose orders have been cancelled may be prohibited or restricted from placing future orders.

REDEMPTION OF SHARES

    Upon written request, the Trust will redeem Series shares from shareholders of record at the per share net asset value next determined after receipt by the Trust of the request, together with any additional documents which may be required for redemption. The written request must be executed by each registered owner exactly as the shares are registered, and the request or the share power must specify the total number of shares to be redeemed. There is no charge for either partial or complete redemption. Such a request should also identify the shareholder's account by number.

    It is requested that all redemption requests made by mail be sent by certified mail with return receipt requested. Redemptions will not become effective until all documents in the form required have been received by the Trust. Payment for shares redeemed generally will be made by the Trust not later than seven days after receipt of the written redemption request.

    A shareholder may receive more or less than was paid for the shares depending on the investment experience of the portfolio securities held by a Series and the value of such securities at the time of redemption. Such a transaction may result in a taxable event (gain or loss) to the shareholder.

                   DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

DISTRIBUTIONS BY SERIES


    The present policy of the T. Rowe Price Growth and Income, Bond and Virtus U.S. Government Income Series is to pay dividends from their net investment income from time to time, as determined by the Board of Trustees. It is also the policy of these three Series to distribute net realized long-term capital gains, if any, at least once each year.


    Unless the shareholder elects otherwise, dividends and capital gain distributions of the Series described herein are automatically reinvested in additional shares. Such shares are credited to the shareholder's account at net asset value on a date which is determined by the Board of Trustees and which is between the record date and the payment date. In the initial application to purchase shares of a Series, the shareholder may specify that dividends are to be paid in cash and capital gain distributions reinvested in additional shares, or that all dividends and distributions are to be paid in cash. The shareholder's instructions with respect to the payment of distributions by a Series may be changed without cost by a request made in writing to the Trust. To be effective as to any dividend or capital gain distribution, the shareholder's written request for a change must be received by the Trust prior to the declaration thereof and in any event at least thirty days before the date set for payment.

TAXATION OF SHAREHOLDERS

    Under the Code each Series is treated as a separate regulated investment company providing the qualification requirements of Sub-chapter M of the Code are met. The Trust intends each Series to qualify as a regulated investment company. As a general rule, distributions from a regulated investment company to its shareholders are taxed in the following manner: (a) distributions derived from interest, dividends and net short-term capital gains are taxable to the shareholder as ordinary income, and (b) distributions derived from net long-term capital gains are taxable to the shareholder as long-term capital gains regardless of the actual length of time the shareholder has owned the investment company's shares.

    Because the Series' shares are sold only to life insurance companies as the underlying investment media for their separate accounts and to other entities permitted under Section 817(h) of the Code, the foregoing rules are modified by special rules of the Code for taxing life insurance companies. Under these special rules, a life insurance company generally will not incur any federal income tax liability on Series distributions to a separate account on a variable contract as defined in Section 817(d) of the Code. See the contract prospectus for information regarding the federal income tax treatment of the contracts and distributions to the separate account.

DIVERSIFICATION REQUIREMENTS

    Each Series intends to comply with the diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements imposed on the Series by the 1940 Act and Subchapter M of the Code, place certain limitations on the assets of each separate account and, because Section 817(h) and those regulations treat the assets of each Series as assets of the related separate account, of each Series. Specifically, the regulations provide that, except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the total assets of a Series may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and while each U.S. governmental agency and instrumentality is considered a separate issuer for these purposes, a particular foreign government and its agencies, instrumentalities and political subdivisions all will be considered to be the same issuer. Similarly, all repurchase agreements purchased from a broker-dealer will be considered the securities issued by that broker-dealer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities and securities of other investment companies meeting the requirements of Subchapter M. Failure of a Series to satisfy the section 817(h) requirements may result in taxation of the insurance company issuing the contracts, and in less favorable tax treatment of the contract holders than as is described in the applicable contract prospectus.

                                  TRUST SHARES

    On any matter submitted to all shareholders of the Trust, shares of each Series entitle their holders to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the Series' shares. However, on matters affecting an individual Series, a separate vote of shareholders of that Series is required. Shareholders of a Series are not entitled to vote on any matter which does not affect that Series but which requires a separate vote of another Series.

    The Trust is not required to hold annual meetings of its shareholders. Those persons elected at the shareholders' meeting held on June 6, 1994 will continue in office until they resign, die or are removed by a written instrument signed by at least two-thirds of the Trustees, by vote of shareholders of the Trust holding not less than two-thirds of the shares then outstanding, cast in person or by proxy at a meeting called for the purpose; or by a written declaration signed by shareholders holding not less than two-thirds of the shares then outstanding and filed with the Trust's custodian, The Bank of New York, 1 Wall Street, New York, New York 10286.

    Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Board of Trustees or a Trustee. The Declaration of Trust provides for indemnification from the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

                             EFFECT OF BANKING LAWS

    Banking laws and regulations presently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, or distributing securities. However, such banking laws and regulations do not prohibit such a holding company affiliate or banks generally from acting as investment adviser, transfer agent or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of a customer. Virtus is subject to such banking laws and regulations.

    Virtus believes, based on the advice of its counsel, that Virtus may serve as subadviser for the Virtus U.S. Government Income Series without violation of the Glass-Steagall Act or other applicable banking laws or regulations. Changes in either federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of such or future statutes or regulations, could prevent Virtus from continuing to perform in its capacity as subadviser to the Trust. If it were prohibited from engaging in this activity, the Trustees would consider alternative subadvisers and means of continuing available investment services. It is not expected that existing shareholders would suffer any adverse financial consequences (if other subadviser with equivalent abilities to Virtus is found) as a result of any of these occurrences.

    State securities laws governing the ability of depository institutions to act as underwriters or distributors of securities may differ from interpretations given to the Glass-Steagall Act and, therefore, banks and financial institutions may be required to register as dealers pursuant to state law.

                               PORTFOLIO TURNOVER

    Although the Virtus U.S. Government Income Series does not intend to invest for the purpose of seeking short-term profits, securities in its portfolio will be sold whenever the Series' subadviser believes it is appropriate to do so in light of the Series' investment objective, without regard to the length of time a particular security may have been held. The subadviser to the Virtus U.S. Government Income Series does not anticipate that portfolio turnover will result in adverse tax consequences. The Virtus U.S. Government Income Series estimates that the annual rate of portfolio turnover will not exceed 100%.

                                    REPORTS

    Trust shareholders will be kept informed through annual and semi-annual reports showing the financial activities of the Series in which they have invested. Financial statements of the Trust will be audited annually by certified public accountants. Shareholder inquiries should be addressed to Security First Trust: Customer Service, 11365 West Olympic Boulevard, Los Angeles, California 90064.

                               LEGAL PROCEEDINGS

    There are no material pending legal proceedings, other than ordinary routine litigation incidental to its business, to which the Trust or Security Management is a party.

            TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

                                                                                PAGE
                                                                                ----
The Trust.....................................................................     3

Investment Policies and Restrictions..........................................     4

Investment Adviser and Other Services.........................................    15

Principal Holders of Securities...............................................    21

Management of the Trust.......................................................    22

Brokerage.....................................................................    24

Portfolio Turnover............................................................    27

Pricing and Redemption of Securities Being Offered............................    27

Taxation......................................................................    29

Bond Ratings..................................................................    30

Commercial Paper Ratings......................................................    32

Custodian.....................................................................    33

Independent Auditors..........................................................    33

Federal Registration of Shares................................................    33

Legal Counsel.................................................................    33

                              SECURITY FIRST TRUST


                     T. ROWE PRICE GROWTH AND INCOME SERIES
                                  BOND SERIES
                      VIRTUS U.S. GOVERNMENT INCOME SERIES


                          11365 West Olympic Boulevard
                         Los Angeles, California  90064
                                 (310) 312-6100





                      STATEMENT OF ADDITIONAL INFORMATION


This Statement of Additional Information is not a prospectus but should be read in conjunction with the Prospectus of Security First Trust (the "Trust"), dated November 29, 1996, which may be obtained by writing to Security First Trust, 11365 West Olympic Boulevard, Los Angeles, California 90064, Attention:
Customer Services or by telephoning (310) 312-6100 or (800) 283-4536.





The date of this Statement of Additional Information is December 1, 1997.

                               TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----
The Trust                                                                   3

Investment Policies and Restrictions                                        4

Investment Adviser and Other Services                                       15

Principal Holders of Securities                                             21

Management of the Trust                                                     21

Brokerage                                                                   22

Portfolio Turnover                                                          25

Pricing and Redemption of Securities Being Offered                          25

Taxation                                                                    27

Bond Ratings                                                                28

Commercial Paper Ratings                                                    30

Custodian                                                                   31

Independent Auditors                                                        31

Federal Registration of Shares                                              31

Legal Counsel                                                               31

                                   THE TRUST

GENERAL INFORMATION ABOUT THE TRUST


          Security First Trust (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, ("1940 Act") as a diversified, open-end investment management company. The Trust was established pursuant to a Declaration of Trust under the laws of the Commonwealth of Massachusetts as a voluntary association known as a "Massachusetts business trust." It operates as a "series company" as that term is used in Rule 18f-2 under the 1940 Act with four series of shares, three of which are the T. Rowe Price Growth and Income Series, the Bond
Series and the Virtus U.S. Government Income Series.


          The assets received by the Trust from the issue or sale of the shares of a Series and all income, earnings, profits and proceeds attributable to them, subject only to the rights of creditors, are specifically allocated to that Series and are required to be segregated on the books of account of the Trust. The assets of a Series are also required to be charged with all of the expenses attributable to that Series. Any general expenses of the Trust not readily identifiable as belonging to a particular Series shall be allocated by or under the direction of the Board of Trustees in such manner as the Board determines to be fair and equitable.

          Each share of a Series represents an equal proportionate interest in that Series with each other share of that Series and is entitled to such dividends and distributions out of the income belonging to that Series as are declared by the Board of Trustees. Upon the liquidation of a Series, its shareholders are entitled to share pro rata in the net assets belonging to that Series available for distribution.

          As described under "Trust Shares" in the prospectus, the Declaration of Trust provides that no annual or regular meetings of shareholders are required. In addition, after the Trustees were initially elected by shareholders, the Trustees became a self-perpetuating body. Thus, there will ordinarily be no shareholder meetings unless otherwise required by the 1940 Act.

          The 1940 Act specifically requires that a shareholder meeting be held for the purpose of electing Trustees if at any time less than a majority of the Trustees has been elected by the shareholders of the Trust. The shareholders also have the power to remove a Trustee by the affirmative vote of the holders of not less than two-thirds of the shares of the Trust outstanding and entitled to vote either by a declaration in writing filed with the custodian or by votes cast in person or by proxy at a meeting called for the purpose of removal. The Trustees will promptly call such a meeting when requested to do so by the record holders of not less than 10 percent of the outstanding shares.

          Ten or more shareholders who have been shareholders for at least six months preceding the date of application and who hold in the aggregate either shares having a net asset value of at least $100,000 or at least 1 percent of the outstanding shares, whichever is less, may apply in writing to the Trustees stating that they wish to communicate with other shareholders to obtain signatures in order to request a meeting to remove a Trustee. This application must be accompanied by the proposed communication and form of the request that they wish to transmit. The Trustees will, within five business days after receipt of such application, either afford to the applicants access to a list of the names and addresses of all shareholders or inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

          Shares of each Series vote separately as a class on any matter submitted to shareholders except as to voting for Trustees and as otherwise required by the 1940 Act, in which cases the shareholders of all of the Series vote together as one class. In the event that the Trustees determine that a matter affects only the interest of one or more Series, then only the shareholders of the affected Series will be entitled to vote on the matter.

                      INVESTMENT POLICIES AND RESTRICTIONS

          Certain of the investment policies and restrictions of the Series described below are fundamental policies that may not be changed without the approval of at least a majority of the outstanding shares of a Series or of 67% of the shares of a Series represented at a meeting of shareholders at which the holders of 50% or more of the outstanding shares of the Series are represented. Investment policies or restrictions which are not fundamental may be changed without the approval of shareholders.

T. ROWE PRICE GROWTH AND INCOME SERIES

          The following investment policies of the T. Rowe Price Growth and Income Series are fundamental. While the purchase of equity securities will generally be limited to seasoned and readily marketable securities of issuers listed on national securities exchanges, the T. Rowe Price Growth and Income Series may invest in securities not listed on a national exchange but generally such securities will have well-established over-the-counter markets. The fixed income debt instruments in which this Series may invest include: (1) marketable straight debt securities rated at the time of purchase within the four highest grades assigned by Moody's (Aaa, Aa, A or Baa) or by Standard & Poor's (AAA, AA, A or BBB); (2) securities issued or guaranteed by the United States government or its agencies or instrumentalities; (3) marketable securities issued or guaranteed by the Dominion of Canada, any Province of Canada, or any instrumentality or political subdivision thereof; (4) bank obligations such as certificates of deposit and bankers' acceptances having investment quality and which in the opinion of the Board of Trustees are comparable with debt securities which may be purchased by the Series as described in (1) above; (5) commercial paper; (6) repurchase agreements; and (7) other debt securities including securities convertible into or carrying warrants to purchase common stock or other equity interests. The T. Rowe Price Growth and Income Series reserves the right to hold cash reserves, and it may do so temporarily as the Board of Trustees deems necessary for defensive or emergency purposes.

INVESTMENT RESTRICTIONS FOR THE T. ROWE PRICE GROWTH AND INCOME SERIES

          As matters of fundamental investment policy, the T. Rowe Price Growth and Income Series may not: (1) purchase any security if, as a result of such purchase, more than 5% of the value of a Series' total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the United States Government or its agencies or instrumentalities; (2) purchase any security if, as a result of such purchase, more than 10% of the outstanding securities of any class of any issuer would be held by a Series (for this purpose, all indebtedness of any issuer shall be deemed a single class), except securities issued or guaranteed by the United States Government or any of its agencies or instrumentalities; (3) purchase any security if, as a result of such purchase, 25% or more of the value of a Series' total assets would be invested in the securities of issuers having their principal business activities in the same industry, except this limitation does not apply to securities issued or guaranteed by the United States Government or any of its agencies or instrumentalities, or to certificates of deposit or bankers' acceptances; (4) purchase any security if, as a result of such purchase, more than 5% of the value of a Series' total assets would be invested in the securities of issuers which at the time of purchase had been in operation for less than three years, except obligations issued or guaranteed by the United States Government or any of its agencies or instrumentalities (for this purpose, the period of operation of any issuer shall include the period of operation of any predecessor issuer or unconditional guarantor of such issuer); (5) purchase securities with legal or contractual restrictions on resale ("restricted securities") (excluding repurchase agreements), except debt securities in private placements within the limits imposed in restriction (11) below pertaining to loans; (6) purchase or sell real estate, except that the Series may invest in the securities of companies whose business involves the purchase or sale of real estate; (7) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or organization; (8) purchase or sell commodities or commodity contracts; (9) purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs;
(10) make short sales of securities or purchase securities on margin, except for such short-term credits as may be necessary for the clearance or purchases of portfolio securities; (11) make loans, except that the Series may acquire publicly distributed bonds, debentures, notes and other debt securities and may enter into repurchase agreements; (12) borrow money, except as a temporary measure for extraordinary or emergency purposes and then only from banks in amounts not exceeding the lesser of 10% of a Series' total assets valued at cost or 5% of its total assets valued at market and only if immediately thereafter there is an asset coverage of at least 300%; (13) invest in puts, calls, straddles, spreads, or any combinations thereof; (14) mortgage, pledge or hypothecate securities, except in connection with the borrowings permitted under restriction (12) and then only where the market value of the securities mortgaged, pledged or hypothecated does not exceed 10% of its net assets taken at market; (15) underwrite securities issued by other persons; (16) invest in companies for the purpose of exercising management or control; (17) purchase or retain the securities of any issuer if, to the knowledge of the Trustees, those Trustees or officers of the Trust and of its investment adviser who each own beneficially more than 0.50% of the outstanding securities of such issuer together own beneficially more than 5% of such securities; (18) purchase any securities which would cause more than 2% of the value of either of the Series' total assets at the time of such purchase to be invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange, or more than 5% of the value of either's total assets to be invested in warrants whether or not so listed, such warrants in each case to be valued at the lesser of cost or market, but assigning no value to warrants acquired by the Series in units with or attached to debt securities;
(19) issue securities or other obligations senior to shares of the Series; and
(20) purchase any security if, as a result of such purchase, more than 10% of the value of either Series' total assets would be invested in foreign securities which are not publicly traded in the United States.


BOND SERIES




         The following investment policies of the Bond Series are not fundamental. Under normal circumstances, the Bond Series will invest not less than 65% of its total assets in fixed-income debt instruments, including debt securities issued in private placements. The Series may also invest in residential and commercial real estate mortgages secured by first liens and up to 10% of the value of its total assets in common and preferred stocks. U.S. dollar denominated foreign fixed income debt securities and Canadian government securities may also be purchased. The Series may enter into financial futures contracts or options on financial futures contracts for hedging and non-hedging purposes where such is deemed in the interest of shareholders. The percentage of the Series' assets which may be invested in common and preferred stocks, as opposed to investments in fixed-income instruments, can be expected to vary from time to time in light of changes in business and market conditions, fiscal and monetary policies and underlying security values and shall be limited to securities listed on a national securities exchange or regularly traded on a national or regional basis.



         The fixed income debt instruments in which the Bond Series may invest include: (1) marketable convertible and non-convertible debt securities rated at the time of purchase within the four highest grades assigned by Moody's (Aaa, Aa A or Baa) or by Standard & Poor's (AAA, AA, A or BBB) or comparable unrated securities; (2) marketable convertible and non-convertible debt securities rated at the time of purchase within the grades Ba or B assigned by Moody's or grades BB or B assigned by Standard & Poor's or comparable unrated securities, limited to a maximum of 20% of the value of the Series total net assets; (3) securities issued or guaranteed by the United States government or its agencies or instrumentalities;
(4) U.S. dollar denominated marketable foreign securities; (5) securities issued or guaranteed by the Dominion of Canada, and any Province of Canada, or any instrumentality or political subdivision thereof; (6) bank obligations such as certificates of deposit and bankers' acceptances having investment quality and which in the opinion of the Board of Trustees are comparable with debt securities which may be purchased by the Series as described in (1) above; (7) commercial paper; (8) repurchase agreements; (9) other debt securities including securities convertible into or carrying warrants to purchase common stock or other equity interests; and (10) mortgage-backed securities as well as residential and commercial real estate mortgages secured by first liens. The Series reserves the right to hold cash reserves, and it may do so temporarily as management deems necessary for defensive or emergency purposes.



INVESTMENT RESTRICTIONS FOR THE BOND SERIES

         The Bond Series has certain fundamental policies which may not be changed without shareholder approval. As matters of fundamental investment policy, the Bond Series may not: (1) purchase any security if, as a result of such purchase, more than 5% of the value of the Series' total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the United States Government or its agencies or instrumentalities;
(2) purchase any security if, as a result of such purchase, more than 10% of the outstanding securities of any class of any issuer would be held by the Series (for this purpose, all indebtedness of any issuer shall be deemed a single class), except securities issued or guaranteed by the United States Government or any of its agencies or instrumentalities; (3) purchase any security if, as a result of such purchase, 25% or more of the value of a Series' total assets would be invested in the securities of issuers having their principal business activities in the same industry, except this limitation does not apply to securities issued or guaranteed by the United States Government or any of its agencies or instrumentalities, or to certificates of deposit or bankers' acceptances; (4) purchase or sell commodities or commodity contracts; (5) purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs; (6) make loans, except that the Series may acquire publicly distributed bonds, debentures, notes and other debt securities and may enter into repurchase agreements; (7) borrow money, except as a temporary measure for extraordinary or emergency purposes and then only from banks in amounts not exceeding the lesser of 10% of the Series' total assets valued at cost or 5% of its total assets valued at market and only if immediately thereafter there is an asset coverage of at least 300%; (8) mortgage, pledge or hypothecate securities, except in connection with the borrowings permitted under restriction (7) and then only where the market value of the securities mortgaged, pledged or hypothecated does not exceed 10% of its net assets taken at market; (9) underwrite securities issued by other persons; (10) invest in companies for the purpose of exercising management or control; (11) purchase or retain the securities of any issuer if, to the knowledge of the Trustees, those Trustees or officers of the Trust and of its investment adviser who each own beneficially more than 0.50% of the outstanding securities of such issuer together own beneficially more than 5% of such securities; and (12) issue securities or other obligations senior to shares of the Series.


     The following investment restrictions are not fundamental to the Bond Series. The Bond Series may not: (1) invest more than 5% of its total assets in the securities of companies with less than 3 years of continuous operation unless such securities are guaranteed by the United States, Canada or a foreign government; (2) purchase securities of open-end investment companies and may not purchase the shares of closed-end investment companies except in the open market at normal rates; (3) purchase securities on margin or make short sales unless fully covered; (4) invest more than 15% of its total assets in securities with legal or contractual restrictions on resale ("restricted securities") or otherwise illiquid securities (excluding repurchase agreements maturing in less than 7 days); (5) invest more than 5% of its total assets in puts, calls, straddles, spreads or any combination thereof (excluding options on financial futures contracts); (6) enter into a futures contract or purchase an option on a futures contract for non-hedging purposes if the initial margin deposit and premium would exceed 5% of its total assets; (7) purchase or sell real estate or real estate limited partnerships unless acquired as a result of ownership of securities, except that it may invest in the securities of companies that own or deal in real estate; (8) purchase any securities which would cause more than 2% of the value of the Series' total assets at the time of such purchase to be invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange, or more than 5% of the value of total assets to be invested in warrants whether or not so listed, such warrants in each case to be valued at the lesser of cost or market but assigning no value to warrants acquired by the Series in units with or attached to debt securities; (9) invest more than 20% of its total assets in high-yield, high-risk bonds (see discussion below on Certain Risk Factors Relating to High-Yield Bonds); or (10) invest more than 10% of total assets in U.S. dollar denominated foreign securities which are not publicly traded in the United States (see Risks and Considerations Applicable to Investment Securities of Foreign Issuers below).



CERTAIN RISK FACTORS RELATING TO THE BOND SERIES INVESTMENTS



HIGH YIELD BONDS. As noted above, the Bond Series may invest up to 20% of its assets in high-yield, high-risk bonds. These bonds present certain risks not normally found in the lower yield investment grade bonds:


SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES. High-yield bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceeding, the Bond Series may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield bonds and the Bond Series' net asset value.



PAYMENT EXPECTATIONS. High-yield bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, the Bond Series would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield bond's value will decrease in a rising interest rate market, as will the value of the Bond Series' assets. If the Bond Series experiences unexpected net redemptions, this may force it to sell high-yield bonds without regard to their investment merits, thereby decreasing the asset base upon which their expenses can be spread and possibly reducing the Bond Series' rate of return.



LIQUIDITY AND VALUATION. There may be little trading in the secondary market for particular bonds, which may affect adversely the Bond Series' ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield bonds, especially in a thin market.



ILLIQUID SECURITIES. The Bond Series may invest up to 15% of its net assets in restricted or illiquid securities. The term "illiquid securities" for this purpose means securities that the Series may not be able to dispose of within seven days in the ordinary course of business at approximately the amount at which the Bond Series has valued the securities. Illiquid restricted securities may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the Securities Act of 1933.


         However, not all restricted securities are illiquid. In recent years a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

         The Board of Trustees is responsible for establishing policies and procedures for investments in restricted securities and other illiquid securities, and the Board will monitor compliance with these policies and procedures by investment advisers to the Series.


RISKS AND CONSIDERATIONS APPLICABLE TO INVESTMENT IN SECURITIES OF FOREIGN ISSUERS. Elements of risk and opportunity which must be recognized and evaluated by the Investment Adviser when investment in foreign issuers are made for the Bond Series include trade imbalances and related economic policies; expropriation or confiscatory taxation; limitation on the removal of funds or other assets; political or social instability; the diverse structure and liquidity of securities markets in various countries and regions; policies of governments with respect to possible nationalization of their industries; and other specific local political and economic considerations. Foreign companies and foreign investment practices are generally not subject to uniform accounting, auditing and financial reporting standards and practices or regulatory requirements comparable to those of U.S. companies. There may be less information publicly available about foreign companies.



     Additional costs may also be incurred in connection with the Bond
Series' investment activities in the area of foreign securities. Foreign brokerage commissions are generally higher than in the United States. Administrative difficulties (such as the applicability of foreign laws to foreign custodians in various circumstances including bankruptcy, ability to recover lost assets, expropriation, nationalization, record access, etc.) may be associated with the maintenance of assets in foreign jurisdictions.


VIRTUS U.S. GOVERNMENT INCOME SERIES

     The Virtus U.S. Government Income Series invests primarily in securities which are guaranteed as to payment of principal and interest by the U.S. government or its instrumentalities.

     U.S. Government Obligations -- The types of U.S. government obligations in which the Series may invest generally include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by U.S. government agencies or instrumentalities. These securities are backed by: (1) the full faith and credit of the U.S. Treasury;
(2) the issuer's right to borrow from the U.S. Treasury; (3) the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities; or (4) the credit of the agency or instrumentality issuing the obligations.

     Examples of agencies and instrumentalities which may not always receive financial support from the U.S. government are: Federal Land Banks; Central Bank for Cooperatives; Federal Intermediate Credit Banks; Federal Home Loan Banks; Farmers Home Association; and Federal National Mortgage Association.

     Collateralized Mortgage Obligations (CMOs) -- Privately issued CMOs generally represent an ownership interest in federal agency mortgage pass-through securities such as those issued by the Government National Mortgage Association. The terms and characteristics of the mortgage instruments may vary among pass-through mortgage loan pools. The market for such CMOs has expanded considerably since its inception. The size of the primary issuance market and the active participation in the secondary market by securities dealers and other investors make government-related pools highly liquid.



     Adjustable Rate Mortgage Securities (ARMS) -- Not unlike other U.S. government securities, the market value of ARMS will generally vary inversely with changes in market interest rates. Thus, the market value of ARMS generally declines when interest rates rise and generally rises when interest rates decline.


     While ARMS generally entail less risk of a decline during periods of rapidly rising rates, ARMS may also have less potential for capital appreciation than other similar investments (e.g., investments with comparable maturities) because as interest rates decline, the likelihood increases that mortgages will be prepaid. Furthermore, if ARMS are purchased at a premium, mortgage foreclosures and unscheduled principal payments result in some loss of a holder's principal investment to the extent of the premium paid. Conversely, if ARMS are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal would increase current and total returns.


         When-Issued and Delayed Delivery Transactions -- These transactions are arrangements in which the Virtus U.S. Government Income Series purchases securities with payment and delivery scheduled for a future time. The Series engages in when-issued and delayed delivery transactions only for the purpose of acquiring portfolio securities consistent with the Series' investment objective and policies, not for investment leverage. In when-issued and delayed delivery transactions, the Series relies on the seller to complete the transaction. The seller's failure to complete the transaction may cause the Series to miss a price or yield considered to be advantageous.


         These transactions are made to secure what is considered to be an advantageous price or yield for the Series. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices.

         No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Series sufficient to make payment for the securities to be purchased are segregated on the Series' records at the trade date. These securities are marked to market daily and maintained until the transaction is settled.


     Repurchase Agreements -- The Series or its custodian will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. In the event that a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Series might be delayed pending court action. The Series believes that under the regular procedures normally in effect for custody of the Series' portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Series and allow retention or disposition of such securities. The Series will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are deemed by the sub-adviser to be creditworthy pursuant to guidelines established by the Trustees.



         Reverse Repurchase Agreements -- The Series may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, the Series transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Series will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Series to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Series will be able to avoid selling portfolio instruments at a disadvantageous time.


         When effecting reverse repurchase agreements, liquid assets of the Series in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated on the Series' records at the trade date. These securities are marked to market daily and maintained until the transaction is settled.


         Lending of Portfolio Securities -- The collateral received when the Bond Series lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Series. During the time portfolio securities are on loan, the borrower pays the Series any dividends or interest paid on such securities. Loans are subject to termination at the option of the Series or the borrower. The Series may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Series does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.



INVESTMENT RESTRICTIONS FOR THE VIRTUS U.S. GOVERNMENT INCOME SERIES


         The investment restrictions of the Bond Series described below are fundamental policies that may not be changed without the approval of a least a majority of the outstanding shares of a Series or of 67% of the shares of a Series represented at a meeting of shareholders at which the holders of 50% or more of the outstanding shares of the Series are represented.


          As a matter of fundamental policy, the Series may not: (1) issue senior securities except that the Series may borrow money directly or through reverse repurchase agreements in amounts up to one-third of the value of its net assets, including the amount borrowed (the Series will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Series to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Series will not purchase any securities while any borrowings in excess of 5% of its total assets are outstanding. During the period any reverse repurchase agreements are outstanding, the Series will restrict the purchase of portfolio securities to money market instruments maturing on or before the expiration date of the reverse repurchase agreements, but only to the extent necessary to assure completion of the reverse repurchase agreements); (2) purchase any securities on margin, but may obtain such short-term credits as are necessary for clearance of purchases and sales of securities (the deposit or payment by the Series of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin); (3) mortgage, pledge, or hypothecate any assets, except to secure permitted borrowings (in those cases, it may pledge assets having a value of 15% of its assets taken at cost. Margin deposits for the purchase and sale of financial futures contracts and related options are not deemed to be a pledge); (4) lend any of its assets except portfolio securities up to one-third of the value of its total assets (this shall not prevent the Series from purchasing or holding bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by the Series' investment objective, policy, and limitations or Declaration of Trust);
(5) purchase or sell commodities, commodity contracts, or commodity futures contracts; (6) purchase or sell real estate, although it may invest in securities secured by real estate or interests in real estate or issued by companies, including real estate investment trusts, which invest in real estate or interests therein; (7) with respect to 75% of the value of its total assets, purchase securities issued by any one issuer (other than cash, cash items or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities), if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer; (8) acquire more than 10% of the outstanding voting securities of any one issuer; (9) invest 25% or more of its total assets in securities of issuers having their principal business activities in the same industry; (10) underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations; or (11) purchase restricted securities if immediately thereafter more than 10% of the net assets of the Series, taken at market value, would be invested in such securities (except for commercial paper issued under Section 4(2) of the Securities Act of 1933 and certain other restricted securities which meet the criteria for liquidity as established by the Board of Trustees).

         The following limitations for the Virtus U.S. Government Income Series may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these limitation becomes effective. Under these limitations, the Series will not: (1) invest more than 10% of the value of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice and certain restricted securities determined by the Trustees not to be liquid; (2) invest in other investment companies to the extent of more than 3% of the total outstanding voting stock of any investment company, invest more than 5% of its total assets in any one investment company, or invest more than 10% of its total assets in investment companies in general (the Series will purchase securities of closed-end investment companies only in open market transactions involving only customary broker's commissions. However, these limitations are not applicable if the securities are acquired in a merger, consolidation, reorganization or acquisition of assets); (3) invest more than 5% of the value of its total assets in securities of issuers which have records of less than three years of continuous operations, including the operation of any predecessor; (4) purchase or retain the securities of any issuer if the officers and Trustees of the Trust or its investment adviser, owning individually more than 1/2 of 1% of the issuer's securities, together own more than 5% of the issuer's securities; (5) purchase interests in oil, gas, or other mineral exploration or development programs or leases, although it may invest in the securities of issuers which invest in or sponsor such programs; (6) invest more than 5% of its net assets in warrants, including those acquired in units or attached to other securities (to comply with certain state restrictions, the Series will limit its investment in such warrants not listed on the New York or American Stock Exchanges to 2% of its net assets. If state restrictions change, this latter restriction may be revised without notice to shareholders. For purposes of this investment restriction, warrants will be valued at the lower of cost or market, except that warrants acquired by the Series in units with or attached to securities may be deemed to be without value); (7) enter into transactions for the purpose of engaging in arbitrage; (8) purchase put options on securities unless the securities are held in the Series' portfolio and not more than 5% of the value of the Series' total assets would be invested in premiums on open put option positions; (9) write call options on securities unless the securities are held in its portfolio or unless the Series is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment; or (10) sell securities short unless (a) it owns, or has right to acquire, an equal amount of such securities, or (b) it has segregated an amount of its other assets equal to the lesser of the market value of the securities sold short or the amount required to acquire such securities. (The segregated amount will not exceed 10% of the Series' net assets. While in a short position, the Series will retain the securities, rights, or segregated assets).

          Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.

REPURCHASE AGREEMENTS


          The T. Rowe Price Growth and Income Series and the Bond Series may invest in repurchase agreements. A repurchase agreement is an instrument through which an investor (such as a Series) purchases a security from a bank with an agreement by the seller to repurchase the security at the same price, plus interest at a specified rate. The underlying securities are limited to those which would otherwise qualify for investment by the Series. Repurchase agreements usually have a short duration, often less than one week. As a fundamental investment policy of the T. Rowe Price Growth and Income Series, the Series will not will enter into a repurchase agreement of a duration of more than seven business days if, as a result, more than 10% of the value of the Series' total assets would be so invested. As a non-fundamental policy of the Bond Series, the Series will not invest more than 10% of its assets in repurchase agreements maturing in more than seven days. Neither of the Series will enter into repurchase agreements with securities dealers unless the Series has been advised by legal counsel that such a transaction would not constitute a purchase of an interest in such a dealer under section 12(d)(3) of the Investment Company Act of 1940.


                     INVESTMENT ADVISER AND OTHER SERVICES


          The following sets forth certain additional information concerning Security First Investment Management Corporation ("Security Management"), the investment adviser for the three Series described herein; T. Rowe Price Associates, Inc. ("Price Associates"), the sub-adviser to Security Management for the T. Rowe Price Growth and Income; Neuberger & Berman, the sub-advisor to the Bond Series; and T. Rowe Price Bond Series; and Virtus Capital Management ("Virtus") the sub-adviser to Security Management for the Virtus U.S. Government Income Series.


SECURITY MANAGEMENT AND THE ADVISORY AGREEMENTS


          Security Management serves as the investment adviser to the T. Rowe Price Growth and Income Series, the Bond Series and the Virtus U.S. Government Income Series of the Trust pursuant to a Master Investment Management and Advisory Agreement dated ________, 1997 (the "Advisory Agreement"). Security Management was incorporated in Delaware on December 6, 1973 and is a wholly-owned subsidiary of Security First Group, Inc., also a Delaware corporation. Security Management and Security First Group, Inc. maintain their principal places of business at 11365 West Olympic Boulevard, Los

Angeles, California 90064. The common stock of Security First Group is currently wholly owned by a subsidiary of Metropolitan Life Insurance Company, a New York life insurance company. Security Management also acts as investment adviser to an affiliated insurance company, Security First Life Insurance Company.



          The Advisory Agreement provides that Security Management is responsible for supervising and directing the investments of each of the Series in accordance with the investment objectives of each. Pursuant to the Advisory Agreement, Security Management shall obtain and evaluate information relating to the economy, industries, business, securities markets, and particular issues of securities. In addition, Security Management agrees to formulate and implement a continuing program for the management of each of the Series' assets, give investment advice and manage the investment and reinvestment of the Series' securities. Security Management's obligations include the making and execution of investment decisions, and the placement of orders for the purchase and sale of securities with or through such brokers, dealers or issuers as Security Management may select. Security Management is also authorized to enter into sub-advisory agreements with third parties for the provision of investment advice to Security Management relating to each Series' portfolio of securities, investments, cash and other properties.



          The Advisory Agreement provides that Security Management and the Trust agree to maintain and preserve such accounts, books and records for such period or periods, as may be prescribed by the Securities and Exchange Commission. They also provide that the accounts, books and records will be made available for reasonable inspections by the Securities and Exchange Commission, the Trust's auditors, or any governmental instrumentality having regulatory authority over the Trust.



          Under the Advisory Agreement, the Trust will assume and pay legal and independent accounting and auditing expenses of the Trust, costs related to reports, notices and proxy material, compensation and expense of disinterested trustees, share issuance expenses, expenses of custodians, transfer agents and registrars, brokers' commissions, all taxes and fees payable to governmental agencies, expenses of shareholders' and trustees' meetings and interest expenses. Security Management will be responsible for paying all expenses and charges not assumed by the Trust.



          The Advisory Agreement provides that Security Management, its officers, directors and employees shall not be liable for any error of judgment, mistake of law, or loss suffered by the Trust, while rendering services under the Agreements, except for loss resulting from willful misfeasance, bad faith, gross negligence in the performance of their duties on behalf of the Trust or reckless disregard of their duties and obligations under the Agreement.

         For its services to the T. Rowe Price Growth and Income Series and Bond Series, Security Management receives from the Trust fees computed by using an annual rate of .50% (1/2 of 1%) based on the average daily net assets of each of the Series. Such compensation is accrued daily and payable monthly.


         For its services to the Virtus U.S. Government Income Series, Security Management receives from the Trust fees computed by using an annual rate of 0.90% of the average daily net assets of the Series. Such compensation is accrued daily and payable monthly.

         Security Management is obligated under the Advisory Agreement to waive that portion of its advisory fees, to the extent required by law, where aggregate annual operating expenses of each Series, exclusive of taxes, interest, brokerage fees and certain extraordinary expenses, exceed 2.5% of the first $30.0 million of average net assets of a Trust Series, 2.0% of the next $70.0 million of average net assets of the Series, plus 1.5% of the remaining net assets, calculated on the basis of the Trust's fiscal year. Such expense limitations are currently required by California law. Such waiver (or reimbursement) shall not exceed the full amount of the management fee for such year, except as may be elected by Security Management in its discretion. Each Series (except the Virtus U.S. Government Income Series) will subsequently repay Security Management for any amounts so contributed to the Series by Security Management (excluding advisory fees), provided such subsequent repayment does not result in increasing the Series' aggregate annual operating expenses above the expense limitation percentages.


          The Trust determines the aggregate repayment due Security Management from each Series, if any, on the day following the end of the fiscal year. Thereafter, during the fiscal year the Trust will determine any repayment due on a daily basis. Settlement of such repayment amounts from each Series shall be no less frequently than monthly, except where the cumulative expenses of a Series on an annual basis do not exceed the expense limitation percentages. If during a fiscal year payments are made and the expenses of a Series subsequently exceed such limitations, that Series shall recover any prior repayments from Security Management to the extent of the excess determined on August 1.


          For the fiscal years ended July 31, 1997, 1996 and 1995 management fees of $________, $150,392, and $109,066 were paid by the T. Rowe Price Growth and Income Series to Security Management.



         During the fiscal years ended July 31, 1997, 1996 and 1995, management fees in the amount of $________ and $12,950 and $10,939 were earned by Security Management from the Bond Series.

         During the fiscal year ended July 31, 1997 Security Management earned a management fee of $________ from the Virtus U.S. Government Income Series. During the fiscal year ended July 31, 1996, Security Management earned a management fee of $15,090 from the Series, but waived $____ pursuant to the Advisory Agreement. During the fiscal year ended July 31, 1995, Security Management earned a management fee of $7,034 from the Series, but waived $3,216 pursuant to the Advisory Agreement.


          Each Advisory Agreement provides that it will remain in effect for an initial term of two years from its initial effective date and will continue in effect from year to year thereafter as to each Series provided that such continuance is specifically approved at least annually by the Board of Trustees (at a meeting called for that purpose), or by vote of a majority of the outstanding shares of each Series. In either case, renewal of the Advisory Agreement must be approved by a majority of the Trust's independent Trustees. Each Advisory Agreement provides that it will terminate automatically if assigned and that it may be terminated as to a particular Series without penalty by either party upon 60 days' prior written notice to the other party, provided that termination by the Trust must be authorized by a resolution of a majority of the Board of Trustees or by a vote of a majority of the outstanding shares of the affected Series.

PRICE ASSOCIATES AND THE PRICE SUB-ADVISORY AGREEMENT


          Price Associates serves as sub-adviser to Security Management with respect to the T. Rowe Price Growth and Income Series pursuant to a Sub-Advisory Agreement (the "Price Sub-Advisory Agreement") dated _________, 1997. Price Associates is a Maryland corporation which was incorporated in 1947, as the successor to the investment counseling business founded by the late Mr. T. Rowe Price in 1937. Its principal offices are located at 100 East Pratt Street, Baltimore, Maryland 21202. Price Associates and its subsidiaries serve as investment advisers to individual and institutional investors (including mutual funds) with total net assets under supervision in approximately $__ billion. Price Associates is registered as an investment adviser under the Investment Advisers Act of 1940.



          Under the Price Sub-Advisory Agreement Price Associates provides investment management services to the T. Rowe Price Growth and Income Series. Price Associates has the discretion to purchase or sell securities on behalf of the Trust in accordance with the Trust's investment objectives or restrictions and to communicate with brokers, dealers, custodians or other parties on behalf of the Trust and to allocate brokerage or obtain research services. In performing these services, Price Associates must obtain and evaluate information relating to the economy, industries, business, securities markets and securities as it may deem necessary, and it must formulate and implement a continuing plan for performance of its services.

          The Price Sub-Advisory Agreement provides that Price Associates, its officers, directors and employees shall not be liable for any error of judgment, mistake of law, or loss suffered by the Trust, while rendering services under the Agreement, except for loss resulting from willful misfeasance, bad faith, gross negligence in the performance of their duties on behalf of the Trust or reckless disregard of their duties and obligations under the Price Sub-Advisory Agreement.


         For its services, Price Associates receives a fee from Security Management computed by using an annual rate of .35% based on the average daily net assets of the T. Rowe Price Growth and Income Series. Such compensation is accrued daily and payable monthly.

         For the fiscal years ended July 31, 1997, 1996 and 1995, Price Associates received advisory fees from the T. Rowe Price Growth and Income Series of $_______, $351,274 and $255,372, respectively. For the fiscal years ended July 31, 1997, 1996 and 1995, the ratios of total expenses to average net assets for this Series were __%, .64%, and .74%, respectively.





         The Price Sub-Advisory Agreement provides that it will remain in effect for an initial term of two years and will continue in effect from year to year thereafter as to each Series, provided that such continuance is specifically approved at least annually by the Board of Trustees (at a meeting called for that purpose), or by vote of a majority of the outstanding shares of each Series. In either case, renewal of the Price Sub-Advisory Agreement must be approved by a majority of the Trust's independent Trustees. The Price Sub-Advisory Agreement provides that it will terminate automatically if assigned and that it may be terminated without penalty by either party or by a Series of the Trust upon 60 days prior written notice to the other party, provided that termination by a Series of the Trust must be authorized by a resolution of a majority of the Board of Trustees or by a vote of a majority of the outstanding shares of the Series of the Trust.

         No single shareholder owns beneficially more than 10% of the stock of Price Associates.


        NEUBERGER & BERMAN AND NEUBERGER & BERMAN SUB-ADVISORY AGREEMENT

         Neuberger & Berman was founded in 1939 to manage assets for high net worth individuals. It is an investment adviser registered as such with the Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940. It is also registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934, and is a member of the New York Stock Exchange. Its offices are located at 605 Third Avenue, New York, New York 10158. Currently, it provides investment management services to a wide variety of clients, including individuals, investment companies, pension and profit-sharing plans, trusts and charitable organizations, and has approximately $46 billion in assets under its management for clients, including approximately $11 billion under management by its Fixed Income Group.

          Under the Neuberger & Berman Sub-Advisory Agreement Neuberger & Berman provides investment management services to the Bond Series. Neuberger & Berman has the discretion to purchase or sell securities on behalf of the Trust in accordance with the Trust's investment objectives or restrictions and to communicate with brokers, dealers, custodians or other parties on behalf of the Trust and to allocate brokerage or obtain research services. In performing these services, Neuberger & Berman must obtain and evaluate information relating to the economy, industries, business, securities markets and securities as it may deem necessary, and it must formulate and implement a continuing plan for performance of its services.

         The Neuberger & Berman Sub-Advisory Agreement provides that Neuberger & Berman, its officers, directors and employees shall not be liable for any error of judgment, mistake of law, or loss suffered by the Trust, while rendering services under the Agreement, except for loss resulting from willful misfeasance, bad faith, gross negligence in the performance of their duties on behalf of the Trust or reckless disregard of their duties and obligations under the Neuberger & Berman Sub-Advisory Agreement.

         For its services, Neuberger & Berman receives a fee from Security Management computed by using an annual rate of .35% based on the average daily net assets of the Bond Series. Such compensation is accrued daily and payable monthly.

         Neuberger & Berman began providing sub-advisory services to the Bond Series on July 15, 1997. In the fiscal year ended July 31, 1997, Neuberger & Berman received advisory fees of $_______.

         The Neuberger & Berman Sub-Advisory Agreement provides that it will remain in effect for an initial term of two years and will continue in effect from year to year thereafter as to the Bond Series, provided that such continuance is specifically approved at least annually by the Board of Trustees (at a meeting called for that purpose), or by vote of a majority of the outstanding shares of each Series. In either case, renewal of the Neuberger & Berman Sub-Advisory Agreement must be approved by a majority of the Trust's independent Trustees. The Neuberger & Berman Sub-Advisory Agreement provides that it will terminate automatically if assigned and that it may be terminated without penalty by either party or by a Series of the Trust upon 60 days prior written notice to the other party, provided that termination by a Series of the Trust must be authorized by a resolution of a majority of the Board of Trustees or by a vote of a majority of the outstanding shares of the Series of the Trust.

VIRTUS AND THE VIRTUS SUB-ADVISORY AGREEMENT

         Virtus serves as sub-adviser to Security Management with respect to the Virtus U.S. Government Income Series pursuant to a sub-advisory agreement (the "Virtus Sub-Advisory Agreement") dated ____________. Signet Banking Corp., is the sole stockholder of Virtus. Signet Banking Corporation is a multi-state, multi-bank holding company which has provided investment management services since 1956. As of September 30, 1997, Virtus had investment authority over $___ billion in assets. In addition to serving as sub-adviser to the Trust, Virtus acts as investment adviser to the Medalist Funds (formerly, "Signet Select Funds"), a publicly-held mutual fund comprised of a series of investment portfolios. The principal business offices of Virtus are located at 707 East Main Street, Suite 1300, Richmond, Virginia 23219.


         As compensation for providing services under the Virtus Sub-Advisory Agreement, Virtus receives from Security Management a fee computed by using an annual rate of 0.75% based on the average daily net assets of the Virtus U.S. Government Income Series. This fee is accrued daily, and paid monthly.

         The Virtus Sub-Advisory Agreement provides that Virtus shall waive its subadvisory fee (in coordination with waivers by Security Management of its fee, as discussed above under "Security Management and the Advisory Agreement", page 15) to the extent the expenses of either New Series must be reduced in order to comply with any state law expense limitation. The Virtus Sub-Advisory Agreement also provides that Virtus may voluntarily waive a greater amount of its fees than would otherwise be required by reason of the foregoing, and may also voluntarily make contributions to a New Series, in order to maintain the expenses of the Series at or below levels that may be required by state law.

         Under the Virtus Sub-Advisory Agreement Virtus provides investment management services to the Virtus U.S. Government Income Series. Virtus has the discretion to purchase or sell securities on behalf of the Series in accordance with the Series' investment objectives or restrictions and to communicate with brokers, dealers, custodians or other parties on behalf of the Series and to allocate brokerage or obtain research services. In performing these services, Virtus must obtain and evaluate information relating to the economy, industries, business, securities markets and securities as it may deem necessary, and it must formulate and implement a continuing plan for performance of its services.

         The Virtus Sub-Advisory Agreement provides that Virtus and its officers, directors and employees shall not be liable for any error of judgment, mistake of law, or loss suffered by the Trust, while rendering services under the Virtus Sub-Advisory Agreement, except for loss resulting from willful misfeasance, bad faith, gross negligence in the performance of their duties on behalf of the Trust or reckless disregard of their duties and obligations.


         During the fiscal year ended July 31, 1997, Virtus earned a sub-advisory fee of $______ from the Virtus U.S. Government Income Series, but waived $______ in accordance with the sub-advisory agreement. During the fiscal year ended July 31, 1996, Virtus earned a sub-advisor fee of $75,451 from the Series, but waived $43,033 pursuant to the Sub-Advisory Agreement. During the fiscal year ended July 31, 1995, Virtus earned a sub-advisor fee of $35,172 from the Series, but waived $28,809 pursuant to the Sub-Advisory Agreement.


         The Virtus Sub-Advisory Agreement provides that it will remain in effect for an initial term of two years and will continue in effect from year to year thereafter, provided that such continuance is specifically approved at least annually by the Board of Trustees (at a meeting called for that purpose), or by vote of a majority of the outstanding shares of the Series. In either case, renewal of the Virtus Sub-Advisory Agreement must be approved by a majority of the Trust's independent Trustees. The Virtus Sub- Advisory Agreement provides that it will terminate automatically if assigned and that it may be terminated without penalty by either party or by the relevant Series upon 60 days prior written notice to the other party, provided that termination by the Series must be authorized by a resolution of a majority of the Board of Trustees or by a vote of a majority of the outstanding shares of the Series.


                        PRINCIPAL HOLDERS OF SECURITIES


         Investment companies registered as unit investment trusts under the 1940 Act, Security First Life Separate Account A, the depositors of which is the Security First Life Insurance Company, has entered into participation agreements with the Trust for the purchase of Series shares at net asset value. As of July 31, 1997, Security First Life Separate Account A was the owner of ____% of the outstanding shares of Bond Series, ____% of the outstanding shares of the T. Rowe Price Growth & Income Series and 100% of the outstanding shares of the Virtus U.S. Government Income Series. The address of Security First Life Separate Account A the depositor, Security First Life Insurance Company, is 11365 West Olympic Boulevard, Los Angeles, California 90064.


                            MANAGEMENT OF THE TRUST

          The Trustees and officers of the Trust, their principal occupations for the past five years, and the positions they hold with affiliated persons of the Trust are:

          Jack R. Borsting - Trustee. Executive Director, Center for Telecommunications Management, University of Southern California, 3415 South Figueroa, DCC 217, Los Angeles, CA 90089-0871. Prior to 1995, he was the Dean of the Department of Information & Operations Management, School of Business Administration, University of Southern California.

          *Melvin M. Hawkrigg - Trustee and Chairman. Chairman of the Board of Trilon Financial Corporation, BCE Place, 181 Bay Street, Suite 4420, P.O. Box 771, Toronto, Ontario, Canada M5J 2T3.

          Katherine L. Hensley - Trustee. Retired. Formerly, Partner of O'Melveny & Myers. 400 South Hope Street, Los Angeles, CA 90071-2899.

          Lawrence E. Marcus - Trustee. Retired. Formerly, Executive Vice President of Neiman-Marcus Company, a general merchandise retailer. 4616 Dorset, Dallas, Texas 75229.

          Robert G. Mepham - President. 11365 West Olympic Boulevard, Los Angeles, California 90064. President and Chief Executive Officer of Security First Group, Inc. and an officer of its subsidiaries.

          Jane F. Eagle - Senior Vice President, Finance. 11365 West Olympic Boulevard, Los Angeles, CA 90064. Senior Vice President of Security First Group, Inc. and an officer of its subsidiaries.

          Cheryl M. MacGregor - Senior Vice President, Administration. 11365 West Olympic Boulevard, Los Angeles, CA 90064. Senior Vice President, Administration of Security First Group, Inc. and an officer of its subsidiaries.

          Richard C. Pearson - Senior Vice President, General Counsel and Secretary. 11365 West Olympic Boulevard, Los Angeles, California 90064. Senior Vice President, Secretary and General Counsel of Security First Group, Inc. and an officer of its subsidiaries.

          James C. Turner - Vice President, Taxation. 11365 West Olympic Boulevard, Los Angeles, California 90064. Vice President, Taxation of Security First Group, Inc.

          Each "disinterested" Trustee receives a Trustee's fee of $7,000 per year, $1,000 for each Trustees' meeting attended and reimbursement of expenses.

          Ms. Eagle is also Senior Vice President, Finance of Security Management. Mr. Mepham is also Chairman and President of Security Management. Mr. Pearson is also Senior Vice President, General Counsel and Secretary of
Security Management. Mr. Turner is also Vice President, Taxation and Assistant Secretary of Security Management.

* Trustees who are "interested persons" as that term is defined in the Investment Company Act of 1940.

                                   BROKERAGE


          Decisions with respect to the purchase and sale of portfolio securities on behalf of the Trust are made by Security Management pursuant to the terms of the Advisory Agreement. However, pursuant to the terms of the Sub-Advisory Agreements, Price Associates, Neuberger & Berman's and Virtus may allocate brokerage and principal business or obtain research services from organizations with which the Trust or Security Management may be dealing. Security Management is ultimately responsible for implementing these decisions, including the allocation of principal business and portfolio brokerage and the negotiation of commissions.

          In purchasing and selling the Series' portfolio securities, it is Security Management's, Price Associates', Neuberger & Berman's and Virtus's policies to seek quality execution at the most favorable prices through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates. However, under certain conditions, a Series may pay higher brokerage commissions in return for brokerage and research services. In selecting broker-dealers to execute a Series' portfolio transactions, consideration will be given to such factors as the price of the security, the rate of commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing broker-dealers, and brokerage and research services which they provide to Security Management, Price Associates, Neuberger & Berman's Virtus or the Series.

          Security Management, Price Associates, Neuberger & Berman's or Virtus may cause a Series to pay a broker-dealer who furnishes brokerage and/or research services a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined that such commission is reasonable in relation to the value of the brokerage and/or research services which have been provided. This determination may be viewed in terms of either that particular transaction or the overall responsibilities of Security Management, Price Associates, Neuberger & Berman's and Virtus with respect to the accounts over which they exercise investment discretion. In some cases, research services are generated by third parties, but are provided to Security Management, Price Associates, Neuberger & Berman's or Virtus by or through broker-dealers.

          Price Associates, Neuberger & Berman's and Virtus may effect principal transactions on behalf of a Series with a broker-dealer who furnishes brokerage and/or research services, designate any such broker-dealer to receive selling concessions, discounts or other allowances, or otherwise deal with any such broker-dealer in connection with the acquisition of securities in underwritings. Additionally, purchases and sales of fixed income securities are transacted with the issuer, the issuer's underwriter, or with a primary market maker acting as principal or agent. The Trust does not usually pay brokerage commissions for these purchases and sales, although the price of the securities generally includes compensation which is not disclosed separately. The prices the Trust pays to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter. Transactions placed through dealers who are serving as primary market makers reflect the spread between the bid and asked prices.


          Security Management, Price Associates, Neuberger & Berman's and Virtus receive a wide range of research services from broker-dealers including information on securities markets, the economy, individual companies, statistical information, accounting and tax law interpretations, technical market action, pricing and appraisal services, and credit analysis. Research services are received primarily in the form of written reports, telephone contacts, personal meetings with security analysts, corporate and industry spokespersons, economists, academicians, government representatives, and access to various computer-generated data. Research services received from broker-dealers are supplemental to Security Management's, Price Associates', Neuberger & Berman's and Virtus's own research efforts and, when utilized, are subject to internal analysis before being incorporated into the investment process.

          Each year Security Management, Price Associates, Neuberger & Berman's and Virtus assess the contribution of the brokerage and research services provided by broker-dealers and allocate a portion of the brokerage business of their clients on the basis of these assessments. In addition, broker-dealers sometimes suggest a level of business they would like to receive in return for the various brokerage and research services they provide. Actual brokerage received by any firm may be less than the suggested allocations, but can (and often does) exceed the suggestions because total brokerage is allocated on the basis of all the considerations described above. In no instance is a broker-dealer excluded from receiving business because it has not been identified as providing research services.

          Security Management, Price Associates, Neuberger & Berman's and Virtus cannot readily determine the extent to which commissions or net prices charged by broker-dealers reflect the value of their unsolicited research services. In some instances, Security Management and/or Price Associates, and/or Neuberger & Berman and/or Virtus will receive research services they might otherwise have had to perform for themselves. The research services provided by broker-dealers can be useful to Security Management, Price Associates, Neuberger & Berman's and Virtus in serving their other clients, but they can also be useful in serving the Trust.

          Security Management, Price Associates, Neuberger & Berman's and Virtus do not allocate business to any broker-dealer on the basis of its efforts in promoting sales of shares of the Series. However, this does not mean that such broker-dealers will not receive business from the Trust.


          Some of Price Associates' other clients have investment objectives and programs similar to one or more of the Series. Price Associates may occasionally make recommendations to other clients which result in their purchasing or selling securities simultaneously with a Series. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is Price Associates' policy not to favor one client over another in making recommendations or in placing orders. If two or more Price Associates' clients are purchasing or selling a given security on the same day from or to the same broker-dealer, Price Associates may average the price of the transactions and allocate the average among the clients participating in the transaction. Price Associates has established a general investment policy that it will ordinarily not make additional purchases of a common stock of a company for its clients (including the T. Rowe Price Funds) if, as a result of such purchases, 10% or more of the outstanding common stock of such company would be held by its clients in the aggregate.


          All brokerage commissions will be allocated by Price Associates according to the foregoing policies. The T. Rowe Price Growth and Income Series paid brokerage commissions to securities dealers in connection with underwritings during the fiscal years ended July 31, 1997, 1996 and 1995 of $_______, $51,969 and $17,878, respectively. The Bond Series and Virtus U.S. Government Income Series did not pay any brokerage commissions or discounts to securities dealers in those years.

                               PORTFOLIO TURNOVER


          The portfolio turnover rate can be expected to be higher during periods of rapidly changing economic or market conditions than in a more stable period. Portfolio turnover may be defined as the ratio of the total dollar amount of the lesser of the purchase or sales of securities to the monthly average value of portfolio securities owned by the Trust. The portfolio turnover rates for the T. Rowe Price Growth and Income Series for the fiscal years ended July 31, 1997, 1996 and 1995 were __%, 8% and 8%, respectively. The portfolio turnover rates for the Bond Series for the fiscal years ended July 31, 1997, 1996 and 1995 were __%, 34% and 56%, respectively. The portfolio turnover rates for the Virtus U.S. Government Income Series for the fiscal years ended July 31, 1997, 1996, and 1995 were ___%, 148% and 16%, respectively.


          High portfolio turnover involved correspondingly greater brokerage commissions, to the extent such commissions are payable, and other transaction costs that are borne directly by the Series involved. Higher turnover rates reflect an increased rate of realization of gains and losses by the Series, which would normally affect the taxable income of the Series' shareholders. Where the shareholder is an insurance company separate account funding variable annuity contracts, qualified as such under the Internal Revenue Code ("Code"), however, the contract owners are not currently charged with such income or losses except to the extent provided under the Code (normally when distributions under the contracts are made).

               PRICING AND REDEMPTION OF SECURITIES BEING OFFERED

DETERMINING NET ASSET VALUE

          The net asset value per share of each Series is determined by dividing the value of the Series' securities, plus any cash and other assets (including dividends and interest accrued and not collected), less all liabilities (including accrued expenses), by the number of shares outstanding.


T. ROWE PRICE GROWTH AND INCOME AND BOND SERIES


          Debt securities other than convertible securities and short-term obligations are valued at prices obtained for the day of valuation from a bond pricing service of a major dealer in bonds, when such prices are available. However, when such prices are not available and where Security Management deems it appropriate to do so, an over-the-counter or exchange quotation may be used. The market value of the Series' other portfolio securities is determined as follows: securities traded on a national securities exchange are valued at the bid price for such securities, as reported by securities dealers. When market quotations are not readily available, or when restricted securities are being valued, such securities are valued at fair value as determined in good faith by the Board of Trustees. Any other assets are also valued at their fair value as determined in good faith by the Board.

VIRTUS U.S. GOVERNMENT INCOME SERIES

         The market values of the Series' portfolio securities are determined as follows:

- for equity securities, according to the last sale price on a national securities exchange, if available;

- in the absence of recorded sales for listed equity securities, according to the mean between the last closing bid and asked prices;

-        for unlisted equity securities, the latest bid prices;

- for bonds and other fixed income securities, as determined by an independent pricing service;

- for short-term obligations, according to the mean between bid and asked prices as furnished by an independent pricing service or for short-term obligations with maturities of less than 60 days, at amortized cost; or

- for all other securities, at fair value as determined in good faith by the Board of Trustees.

         The Series will value future contracts, options, put options on futures and financial futures at their market values established by the exchanges at the close of option trading on such exchanges unless the Board determines in good faith that another method of valuing option positions is necessary to appraise their fair value.

REDEMPTION OF SHARES

          The Trust will redeem shares at the net asset value per share next to be determined after receipt of a duly executed request for redemption. Redemption of shares or payment may be suspended at times (i) when the New York Stock Exchange is closed other than customary weekends and holidays, (ii) when trading on said exchange is restricted, (iii) when an emergency (as determined by the Securities and Exchange Commission) exists, making disposal of portfolio securities or the valuation of net assets of the Series not reasonably practicable, or (iv) when the Securities and Exchange Commission has by order permitted such suspension for the protection of shareholders of the Trust.

          The Trust's redemption procedures will not be changed without prior notice to shareholders.

                                    TAXATION

          Under the Code, each of the Series is treated as a separate regulated investment company providing the qualification requirements of Subchapter M are otherwise met. As a regulated investment company, a Series will not be subject to federal income tax on net investment income and capital gains (short- and long-term), if any, that it distributes to its shareholders if at least 90% of its net investment income and net short-term capital gains for the taxable year is distributed.

          In order to qualify as a regulated investment company under the Code, a Series must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks or securities, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks or securities;
(b) derive less than 30% of its gross income from the sale or other disposition of stocks or securities held less than three months, and (c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Series' assets is represented by cash, Government securities and other securities limited in respect of any one issuer to 5% of the Series' assets and to not more than 10% of the voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than Government securities).

          In addition to the diversification requirements contained in the Trust's investment restrictions, the Trust is also subject to diversification requirements applicable to variable annuities under Section 817(h) of the Code. Under this section, a variable annuity will not receive the tax treatment afforded annuities if its underlying investments are not adequately diversified. Under applicable regulations, no more than 55% of total assets can be invested in one investment, 70% in two investments, 80% in three investments and 90% in four investments. Investments are generally defined as securities issued by any one issuer. U.S. Government agencies or instrumentalities are considered separate issuers.

          Unlike public shareholders, under the Code a life insurance company separate account will not incur any federal income tax liability on dividends and capital gains distributions received from a regulated investment company by a separate account funding variable annuity contracts as defined in section 817(d) of the Code.

          To the extent that there is in excess of $250,000 invested in a Series other than through variable contract premium payment, the Code imposes a 4% nondeductible excise tax on the undistributed income of such Series to the extent the Series does not distribute at least 98% of its net investment income and its net capital gains (both long- and short-term) for each taxable year by the end of such year. For purposes of the 4% excise tax, dividends and distributions will be treated as paid when actually distributed, except that dividends declared in December payable to shareholders of record on a specified date in December, and paid before February 1 of the following year, will be treated as having been (i) paid by the Series on the record date and
(ii) received by each shareholder on such date. Net capital gains realized for the one year period ending on October 31 of each tax year are subject to distribution in this manner.

          Series which do not have in excess of $250,000 invested other than through variable contract premium payments are not subject to the above described 4% excise tax.

          Each Series will send written notices to its shareholders (Separate Accounts) regarding the tax status of all distributions made during each taxable year.

                                  BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.

         Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

STANDARD & POOR'S CORPORATION

         Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

         Bonds rated AA has a very strong capacity to pay interest and repay principal, and differs from the higher-rated issues only in small degree.

         Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher-rated categories.

         Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher-rated categories.

FITCH INVESTORS SERVICE, INC.

         Fitch's investment grade bond ratings are summarized as follows:  AAA
- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events; AA - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated 'F-1+'; A - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings; BBB - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

         Plus (+) Minus (-) - Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the 'AAA' category.

                            COMMERCIAL PAPER RATINGS

MOODY'S INVESTORS SERVICE, INC.

          Moody's employs the following three designations, all judged to be of investment grade, to indicate the relative repayment ability of rated issuers:

          Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

          Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

          Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

STANDARD & POOR'S CORPORATION

          A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. Categories A-1, A-2 and A-3 are as follows: A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation; A-2--Capacity for timely payments on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1"; and A-3--Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

                                   CUSTODIAN

          The Bank of New York (the "Custodian"), 1 Wall Street, New York, New York 10286, serves as the Trust's custodian. Pursuant to the terms of the Custodian Agreement executed with the Trust, the Trust will forward to the Custodian the proceeds of each purchase of Series shares. The Custodian will hold such proceeds and make disbursements therefrom in accordance with the terms of the Custodian Agreement. It will retain possession of the securities purchased with such proceeds and maintain appropriate records with respect to receipt and disbursements of money, receipt and release of securities, and all other transactions of the Custodian with respect to the securities and other assets of the Series.

          The Custodian Agreement provides that each of the Series shall pay to the Custodian compensation for its services, in accordance with the Custodian's regularly established rate schedule. Said compensation shall be computed on the basis of the Series' average daily net assets payable as of the end of each month. The Custodian Agreement may be terminated by either the Trust or the Custodian upon 60 days' written notice to the other party. Such termination shall not be in contravention of any applicable federal or state laws or regulations, or any provision of the Trust Declaration or By-Laws.

                              INDEPENDENT AUDITORS

          The financial statements of Security First Trust included in this Statement of Additional Information and Registration Statement have been audited by Ernst & Young LLP, independent auditors, for the periods indicated in their reports thereon which appear elsewhere herein and in the Registration Statement. The financial statements audited by Ernst & Young LLP have been included in reliance on their reports, given on their authority as experts in accounting and auditing.

                         FEDERAL REGISTRATION OF SHARES

          The Trust's shares are registered for sale under the Securities Act of 1933.

                                 LEGAL COUNSEL

          Routier and Johnson, P.C., whose address is 1700 K Street, N.W., Washington, D.C. 20006 is legal counsel to the Trust.

                                     PART C

                               OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial Statements

(1) Prospectus/Statement of Additional Information Describing Virtus Equity Series and Virtus U.S. Government Income Series:

     - Condensed Financial Information (Per Share Income and Capital Changes Table) is included in Part A of the Registration Statement

     - Financial statements for the above-referenced Series of Security First Trust are included in Part B of the Registration Statement

 (2) Prospectus/Statement of Additional Information Describing T. Rowe Price Growth and Income Series, Bond Series and Virtus U.S. Government
    Income Series:


     - Condensed Financial Information (Per Share Income and Capital Changes Table) is included in Part A of the Registration Statement

     - Financial statements for the above-referenced Series of Security First Trust are included in Part B of the Registration Statement

     (b) Exhibits

 (1) Declaration of Trust*                                          (PEA No. 20)

 (2) By-Laws*                                                       (PEA No. 20)


 (5) a. Master Investment Management and
         Advisory Agreement, dated ________, 1997                  (To be Filed)

     b. Sub-Advisory Agreement, dated
         July 15, 1997                                                  herewith

     c. Sub-Advisory Agreement, _________, 1997                    (To Be Filed)

     d. Sub-Advisory Agreement, _________, 1997                    (To Be Filed)


(16) Powers of Attorney                                             (PEA No. 26)

ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     Previously filed with the Securities and Exchange Commission as part of the Registration Statement of Security First Trust and incorporated herein by reference.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES


     As of July 31, 1997:



                                                                       NUMBER OF
                                TITLE OF CLASS                       RECORD HOLDERS
            -------------------------------------------------------  --------------
            T. Rowe Price Growth and Income Series.................         3
            Bond Series............................................         2
            Virtus Equity Series...................................         1
            Virtus U.S. Government Income Series...................         2

ITEM 27.  INDEMNIFICATION

     Previously filed as part of the registration statement of Security First Trust and incorporated herein by reference.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     Security First Investment Management Corporation is also investment adviser to two affiliated life insurance companies.


     Each of the directors and officers of Security First Investment Management Corporation is also an officer of its parent, Security First Group, Inc., and certain of its subsidiaries, including Security First Life Insurance Company. Each of these companies is located at 11365 West Olympic Boulevard, Los Angeles, California 90064.


ITEM 29.  PRINCIPAL UNDERWRITERS

     Not applicable.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

     Books and documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules (17 CFR 270.31a-1 to 31a-3) promulgated thereunder and records relating to shareholder records are maintained by The Bank of New York at 1 Wall Street, New York, New York 10286. Registrant's Agreement and Declaration of Trust, By-Laws and other records are maintained by the Registrant at its principal executive offices.

ITEM 31.  MANAGEMENT SERVICES

     Registrant asserts that all material management related services contract provisions have been discussed in the Prospectus and Statement of Additional Information.

ITEM 32.  UNDERTAKINGS

     The Trust undertakes to furnish each person to whom a prospectus is delivered with a copy of the Trust's latest annual or semi-annual report to shareholders upon request and without charge.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this amended Registration Statement to be signed on its behalf in the City of Los Angeles and State of California on this 2nd day of October 1997.


                              SECURITY FIRST TRUST
                                  (Registrant)

                                        By /s/ ROBERT G. MEPHAM
                                          -----------------------------------
                                          Robert G. Mepham
                                          President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


Signature                       Title                           Date
---------                       -----                           ----

ROBERT G. MEPHAM                President                       October 2, 1997
-------------------------       (Principal Executive
Robert G. Mepham                Officer)


JANE F. EAGLE                   Senior Vice President, Finance  October 2, 1997
-------------------------       (Principal Financial and
Jane F. Eagle                   Accounting Officer)


JACK R. BORSTING*               Trustee                         October 2, 1997
-------------------------
Jack R. Borsting


MELVIN M. HAWKRIGG*             Trustee                         October 2, 1997
-------------------------
Melvin M. Hawkrigg


KATHERINE L. HENSLEY*           Trustee                         October 2, 1997
-------------------------
Katherine L. Hensley


LAWRENCE E. MARCUS*             Trustee                         October 2, 1997
-------------------------
Lawrence E. Marcus


By /s/ RICHARD C. PEARSON                                       October 2, 1997
--------------------------
*(Richard C. Pearson as
  Attorney-in-Fact for
  each of the persons
  indicated)
